                                                                   EXHIBIT 10.21

                            INDUSTRIAL BUILDING LEASE

                                    LANDLORD:

                          CENTERPOINT PROPERTIES TRUST,
                     A MARYLAND REAL ESTATE INVESTMENT TRUST

                                     TENANT:

                            EAGLE TEST SYSTEMS, INC.,

                            A(n) ILLINOIS CORPORATION

                                PROPERTY ADDRESS:

                              620 BUTTERFIELD ROAD
                               MUNDELEIN, ILLINOIS

                                TABLE OF CONTENTS


ARTICLE I LEASE TERMS...................................................................         1
     Section 1.1.     Definitions.......................................................         1
     Section 1.2.     Significance of Definitions.......................................         2
     Section 1.3.     Enumeration of Exhibits...........................................         3

ARTICLE II PREMISES.....................................................................         3
     Section 2.1.     Lease.............................................................         3

ARTICLE III TERM........................................................................         3
     Section 3.1.     Term..............................................................         3

ARTICLE IV CONDITION OF DEMISED PREMISES................................................         4
     Section 4.1.     Condition of Premises.............................................         4

ARTICLE V RENT..........................................................................         4
     Section 5.1.     Base Rent.........................................................         4
     Section 5.2.     Interest and Late Charges on Late Payments........................         4

ARTICLE VI TAXES AND IMPOSITIONS........................................................         5
     Section 6.1.     Taxes.............................................................         5
     Section 6.2.     Utilities.........................................................         6
     Section 6.3.     Expenses..........................................................         6
     Section 6.4.     Deposits..........................................................         6
     Section 6.5.     Adjustment Statement..............................................         6
     Section 6.6.     Payments..........................................................         7
     Section 6.7.     Payment Adjustments...............................................         7
     Section 6.8.     Right to Pay......................................................         7
     Section 6.9.     Landlord's Contest of Taxes.......................................         7

ARTICLE VII USE.........................................................................         8
     Section 7.1.     Use...............................................................         8
     Section 7.2.     Prohibited Uses...................................................         8

ARTICLE VIII MAINTENANCE, REPAIR AND REPLACEMENTS OF PREMISES...........................         8
     Section 8.1.     Tenant's Obligations..............................................         8
     Section 8.2.     Governmental Requirements.........................................         9
     Section 8.3.     Structural Components.............................................         9
     Section 8.4.     Tenant's Responsibilities.........................................         9
     Section 8.5.     Maintenance Contract..............................................        10
     Section 8.6.     Warranty of Systems...............................................        10

ARTICLE IX TENANT'S INSURANCE...........................................................        10
     Section 9.1.     Coverage Required.................................................        10
     Section 9.2.     Policies..........................................................        12

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
     Section 9.3.     Subrogation.......................................................        12
     Section 9.4.     Miscellaneous Insurance Provisions................................        12

ARTICLE X PROPERTY INSURANCE............................................................        14
     Section 10.1.    Kinds and Amounts.................................................        14
     Section 10.2.    Intentionally Deleted.............................................        14
     Section 10.3.    Tenant Payments...................................................        15

ARTICLE XI DAMAGE OR DESTRUCTION........................................................        15
     Section 11.1.    Damage or Destruction by Fire or Casualty.........................        15

ARTICLE XII LIENS.......................................................................        15
     Section 12.1.    Lien Claims.......................................................        15
     Section 12.2.    Landlord's Right to Cure..........................................        16

ARTICLE XIII ALTERATIONS AND IMPROVEMENTS...............................................        16
     Section 13.1.    Alterations.......................................................        16
     Section 13.2.    Ownership of Alterations..........................................        17
     Section 13.3.    Signs.............................................................        17
     Section 13.4.    Tenant Indemnity..................................................        18
     Section 13.5.    Environmental Impact..............................................        18

ARTICLE XIV CONDEMNATION................................................................        18
     Section 14.1.    Taking: Lease to Terminate........................................        18
     Section 14.2.    Taking: Lease to Continue.........................................        18
     Section 14.3.    Tenant's Claim....................................................        19

ARTICLE XV RENT ABSOLUTE................................................................        19
     Section 15.1.    Rent Absolute.....................................................        19

ARTICLE XVI ASSIGNMENT -- SUBLETTING BY TENANT..........................................        19
     Section 16.1.    No Assignment, Subletting or Other Transfer.......................        19
     Section 16.2.    Operation of Law..................................................        20
     Section 16.3.    Excess Rental.....................................................        20
     Section 16.4.    Merger or Consolidation...........................................        20
     Section 16.5.    Unpermitted Transaction...........................................        21

ARTICLE XVII ANNUAL STATEMENTS..........................................................        21
     Section 17.1.    Annual Statements.................................................        21

ARTICLE XVIII INDEMNITY FOR LITIGATION..................................................        21
     Section 18.1.    Indemnity for Litigation..........................................        21
     Section 18.2.    Landlord's Indemnity..............................................        22

ARTICLE XIX ESTOPPEL CERTIFICATES.......................................................        22
     Section 19.1.    Estoppel Certificate..............................................        22

ARTICLE XX INSPECTION OF PREMISES.......................................................        22
     Section 20.1.    Inspections.......................................................        22
     Section 20.2.    Signs.............................................................        22

ARTICLE XXI FIXTURES....................................................................        22
     Section 21.1.    Building Fixtures.................................................        22
     Section 21.2.    Tenant's Equipment................................................        23
     Section 21.3.    Removal of Tenant's Equipment.....................................        23

ARTICLE XXII DEFAULT....................................................................        23
     Section 22.1.    Events of Default.................................................        23
     Section 22.2.    Waivers...........................................................        25
     Section 22.3.    Bankruptcy........................................................        25

ARTICLE XXIII LANDLORD'S PERFORMANCE OF TENANT'S COVENANTS..............................        26
     Section 23.1.    Landlord's Right to Perform Tenant's Obligations..................        26

ARTICLE XXIV EXERCISE OF REMEDIES.......................................................        27
     Section 24.1.    Cumulative Remedies...............................................        27
     Section 24.2.    No Waiver.........................................................        27

ARTICLE XXV SUBORDINATION TO MORTGAGES..................................................        28
     Section 25.1.    Subordination.....................................................        28
     Section 25.2.    Mortgage Protection...............................................        28

ARTICLE XXVI INDEMNITY AND WAIVER.......................................................        28
     Section 26.1.    Indemnity.........................................................        28
     Section 26.2.    Waiver of Claims..................................................        30

ARTICLE XXVII SURRENDER.................................................................        30
     Section 27.1.    Condition.........................................................        30
     Section 27.2.    Removal of Tenant's Equipment.....................................        30
     Section 27.3.    Holdover..........................................................        31

ARTICLE XXVIII COVENANT OF QUIET ENJOYMENT..............................................        31
     Section 28.1.    Covenant of Quiet Enjoyment.......................................        31

ARTICLE XXIX NO RECORDING...............................................................        31
     Section 29.1.    Short Form of Lease...............................................        31

ARTICLE XXX NOTICES.....................................................................        31
     Section 30.1.    Notices...........................................................        31

ARTICLE XXXI COVENANTS RUN WITH LAND....................................................        32
     Section 31.1.    Covenants.........................................................        32
     Section 31.2.    Release of Landlord...............................................        32

ARTICLE XXXII ENVIRONMENTAL MATTERS.....................................................        32
     Section 32.1.    Defined Terms.....................................................        32
     Section 32.2.    Tenant's Covenants with Respect to Environmental Matters..........        34
     Section 32.3.    Conduct of Tenant.................................................        35
     Section 32.4.    Exacerbation......................................................        37
     Section 32.5.    Rights of Inspection..............................................        37
     Section 32.6.    Copies of Notices.................................................        37
     Section 32.7.    Tests and Reports.................................................        37
     Section 32.8.    Indemnification...................................................        39
     Section 32.9.    Tenant Acknowledgments with respect to Environmental Matters......        40
     Section 32.10.   No Liability of Landlord..........................................        40

ARTICLE XXXIII SECURITY DEPOSIT.........................................................        40
     Section 33.1.    Security Deposit..................................................        40

ARTICLE XXXIV MISCELLANEOUS.............................................................        41
     Section 34.1.    Captions..........................................................        41
     Section 34.2.    Severability......................................................        41
     Section 34.3.    Applicable Law....................................................        41
     Section 34.4.    Amendments in Writing.............................................        41
     Section 34.5.    Relationship of Parties...........................................        41
     Section 34.6.    Brokerage.........................................................        42
     Section 34.7.    No Accord and Satisfaction........................................        42
     Section 34.8.    Joint Effort......................................................        42
     Section 34.9.    Waiver of Jury Trial..............................................        42
     Section 34.10.   Time..............................................................        42
     Section 34.11.   Landlord's Consent................................................        42
     Section 34.12.   No Partnership....................................................        42
     Section 34.13.   Landlord's Liability..............................................        42
     Section 34.14.   Landlord Rights...................................................        43
     Section 34.15.   Entire Agreement..................................................        43
     Section 34.16.   Rent Absolute.....................................................        43
     Section 34.17.   Tenant Authority..................................................        43

ARTICLE XXXV RENEWAL OPTIONS............................................................        44
     Section 35.1.    Renewal Option(s).................................................        44
     Section 35.2.    "As Is" Condition.................................................        44
     Section 35.3.    Amendment.........................................................        44
     Section 35.4.    Termination.......................................................        44
     Section 35.5.    No Commissions....................................................        44
     Section 35.6.    Taxes.............................................................        44

ARTICLE XXXVI RIGHT OF FIRST REFUSAL TO PURCHASE........................................        45
     Section 36.1.    Right of First Refusal to Purchase................................        45

ARTICLE XXXVII LANDLORD'S WORK..........................................................        46
     Section 37.1.    Landlord's Work...................................................        46

                                                               Property Address:
                                                            620 Butterfield Road
                                                             Mundelein, Illinois

                            INDUSTRIAL BUILDING LEASE

      THIS LEASE is made as of this____ day of __________________, 1999 between CENTERPOINT PROPERTIES TRUST, a Maryland real estate investment trust ("Landlord"), and EAGLE TEST SYSTEMS INC., an Illinois corporation ("Tenant").

                                    ARTICLE I
                                   LEASE TERMS

      SECTION 1.1. DEFINITIONS. In addition to the other terms, which are elsewhere defined in this Lease, the following terms and phrases, whenever used in this Lease shall have the meanings set forth in this Subsection, and only such meanings, unless such meanings are expressly contradicted, limited or expanded elsewhere herein.

                  (a) BASE RENT SCHEDULE:

     PERIOD               ANNUAL            MONTHLY
(BY LEASE MONTH)        BASE RENT          BASE RENT
----------------  ---------------------    ---------
Months 1-2             $         0         $        0
Months 3-14            $206,014.50         $17,167.88
Months 15-26           $219,344.85         $18,278.74
Months 27-38           $233,644.68         $19,470.39
Months 39-50           $248,913.99         $20,742.83
Months 51-62           $264,910.41         $22,075.87

                  (b) SECURITY DEPOSIT: $17,167.88

                  (c) INITIAL DEPOSIT: $0

                  (d) INITIAL TERM: The initial sixty-two (62)-month term, commencing as of the Commencement Date.

                  (e) COMMENCEMENT DATE: The later of (i) the date on which Landlord receives a permanent, temporary or conditional certificate of occupancy for the premises from the Village of Mundelein; provided, however, if such certificate is not issued due to any Tenant Delay (as herein defined) or the failure to complete any work not a part of Landlord's Work (as herein defined), such certificate shall be deemed to have been issued; or (ii) the Completion Date (as hereinafter defined).

                  (f)   TERMINATION DATE: The last day of the sixty-second
     (62nd) month subsequent to the Commencement Date.

                  (g) TERM: The Initial Term as same may be extended or sooner terminated.

                  (h) USE: The assembly, manufacturing, repair, testing and distribution of electronic testing equipment and the warehousing of parts, inventories and/or completed systems.

                  (i)   OPTION TO RENEW: See Article 35.

                  (j)   OPTION TO PURCHASE: See Article 36.

                  (k)   LANDLORD'S MAILING ADDRESS:
                        1808 Swift Road
                        Oak Brook, Illinois 60690
                        Attn: Michael M. Mullen

                  (l)   TENANT'S MAILING ADDRESS:
                        (until Tenant occupies the Premises, use address below, thereafter use the Premises)

                        1353 Armour Blvd.
                        Mundelein, Illinois 60060

                  (m)   LANDLORD'S BROKER: CB Richard Ellis, Inc.

                  (n)   TENANT'S BROKER: Trammell Crow Company

                  (o) TENANT DELAY: any interruption or delay in the progress of the Landlord's Work which is the result of: (i) the failure of Tenant to approve the plans for the Landlord's Work or any portion thereof within five (5) days after submitted to Tenant; (ii) changes in construction requested by Tenant or any member of the Tenant Group pursuant to Section
      37.1 (d) herein; (iii) the performance or non-performance of any work at, or services with respect to, the Premises by Tenant or any member of the Tenant Group (as herein defined); or (iv) any other act or omission of Tenant, any member of the Tenant Group or any person, firm or entity claiming by, through or under any of them.

                  (p) TENANT GROUP: any or all of Tenant's agents, employees, representatives, contractors, workmen, mechanics, suppliers, customers, guests, licensees, invitees, sublessees, assignees and all of their respective successors and assigns or any party claiming by, through or under any of them.

      SECTION 1.2. SIGNIFICANCE OF DEFINITIONS. Each reference in this Lease to any of the Definitions contained in Section 1.1 of this Article shall be deemed and construed to incorporate all of the terms provided under each such Definition.

      SECTION 1.3. ENUMERATION OF EXHIBITS. The exhibits in this Section and attached to this Lease are incorporated in this Lease by this reference and are to be construed as a part of this Lease.

                  EXHIBIT "A" - Legal Description
                  EXHIBIT "B" - Form of Estoppel Certificate
                  EXHIBIT "C" - Landlord's Work
                  EXHIBIT "D" - Memorandum of Lease (LF)

                                   ARTICLE II
                                    PREMISES

      SECTION 2.1. LEASE. Landlord, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of Tenant to be kept, observed and performed, does by these presents, lease to Tenant, and Tenant hereby leases from Landlord, the real estate located at 620 Butterfield Road, Mundelein, Illinois, and legally described on EXHIBIT "A" attached hereto and by this reference incorporated herein ("Land"), together with all improvements now located or hereafter constructed thereon ("Improvements") (the Land and the Improvements are sometimes collectively referred to as the "Premises"), subject to covenants, conditions, agreements, easements, encumbrances and restrictions affecting the Land and the Improvements thereon ("Restrictions").

                                   ARTICLE III
                                      TERM

      SECTION 3.1. TERM. The Initial Term of this Lease shall commence on the Commencement Date and shall end on the Termination Date, unless sooner terminated as hereinafter set forth. If the Commencement Date is a day other than the first (1st) day of a calendar month, the Initial Term shall expire sixty-two (62) months after the first (1st) day of the first full calendar month after the Commencement Date and shall, accordingly, include the period between the Commencement Date and the end of the calendar month in which the Commencement Date occurs, with Rent for such partial month to be calculated pro rata on a daily basis. If the Landlord shall be unable to give possession of the Premises on the Commencement Date for any reason the Rent reserved and covenanted to be paid herein shall not commence until the Premises are available for occupancy by Tenant. No such failure to give possession on the Commencement Date of the Term hereof shall subject Landlord to any liability for failure to give possession nor shall same affect the validity of this Lease or the obligation of the Tenant hereunder, nor shall the same be construed to extend the Term. At the option of Landlord to be exercised within thirty (30) days of the delayed delivery of possession to Tenant, the Lease shall be amended so that the Term shall be extended by the period of time possession is delayed. Notwithstanding anything to the contrary contained herein, in the event Landlord shall be unable to deliver possession of the Premises to Tenant by July 1, 2000, subject to any Tenant Delays, Tenant shall have the right, upon written notice to Landlord delivered within five (5) business days after July 1, 2000, to terminate this Lease.

                                   ARTICLE IV
                          CONDITION OF DEMISED PREMISES

      SECTION 4.1. CONDITION OF PREMISES. Except for Landlord's Work (as defined herein), Tenant agrees to accept the Premises in an absolutely "as-is" condition, and Tenant acknowledges that Landlord, its agents, attorneys, representatives and employees have not and do not make any representations or warranties, express or implied, to Tenant regarding the Premises, including, but not limited to: (i) the zoning of the Premises; (ii) the condition of any underground, above ground or surface improvements; (iii) the size, area, use or type of the Premises or the fitness of the Premises for any intended or particular use; (iv) the nature of the soil on and underlying the Premises or its suitability for development or any other use thereof; (v) any financial information pertaining to the operation of the Premises; (vi) the status of any requirements or obligations imposed, implied or to be undertaken by the owner or developer of the Premises pursuant to any zoning, subdivision, development laws or agreements with any governmental entities; (vii) the presence or absence of any toxic wastes, hazardous materials or structural defects in, on or under the Premises or any improvements thereon; or (viii) the presence or absence of any rights of any governmental authority, or of owners of property in the vicinity of the Premises, to obtain reimbursement, recapture or special assessments from any owner of the Premises for all or a portion of the cost of any utilities, roads or other improvements heretofore or hereafter located on or in the vicinity of the Premises (and if such rights exist, Tenant agrees to pay all sums due pursuant thereto, it being expressly acknowledged and agreed that, Tenant hereby waives any claim Tenant may have or may hereafter acquire against Landlord, its agents, attorneys, representatives or employees for said costs), any and all such representations and warranties, express or implied, being hereby expressly waived by Tenant and disclaimed by Landlord. Except as expressly provided for in this Lease, no promise of Landlord to alter, remodel, decorate, clean or improve the Premises or any portion thereof and no representation respecting the condition of the' Premises or any portion thereof have been made by Landlord to Tenant.

                                    ARTICLE V
                                      RENT

      SECTION 5.1. BASE RENT. In consideration of the leasing aforesaid, Tenant agrees to pay Landlord, without offset or deduction, base rent for the Initial Term ("Base Rent"), payable monthly in advance in the amount of the Monthly Base Rent set forth in the Base Rent Schedule commencing on the Commencement Date and continuing on the first (1st) day of each month thereafter for the balance of the Term of this Lease, and in addition thereto, shall pay such charges as are herein described as "Additional Rent". The term "Rent" when used in this Lease shall include all Base Rent payable under this Section 5.1., as well as the charges herein described as Additional Rent. All Rent payable hereunder shall be payable to Landlord at 135 S. LaSalle Street, Dept. 2023, Chicago, Illinois 60674-2023, or as Landlord may otherwise from time to time designate in writing.

      SECTION 5.2. INTEREST AND LATE CHARGES ON LATE PAYMENTS. Tenant acknowledges that its late payment of any Rent will cause Landlord to incur certain costs and expenses not contemplated under this Lease, the exact amount of which is extremely difficult or impracticable to fix. Such costs and expenses will include, without limitation, loss of use of money, administrative and collection costs and processing and accounting expenses. Therefore, if any installment of monthly Base Rent is not received by Landlord within five (5) days after the date when due or any other sum due hereunder is not paid when due, Tenant shall immediately pay to Landlord a late charge equal to three percent (3%) of the unpaid amount. Such late charge is in addition to any interest due as set forth below. Landlord and Tenant agree that this late charge represents a reasonable estimate of costs and expenses incurred by Landlord from, and is fair compensation to Landlord for, its loss suffered, by such non-payment by Tenant. In addition to the foregoing, Rent not paid within thirty (30) days of the date when due shall bear interest from the date when the same is payable under the terms of this Lease until the same shall be paid at an annual rate of interest equal to the rate of interest announced from time to time by the First National Bank of Chicago as its Corporate Base Rate, plus three percent (3%), unless a lesser rate shall then be the maximum rate permissible by law, in which event said lesser rate shall be charged ("Lease Interest Rate"). The term "Corporate Base Rate" means that rate of interest announced by The First National Bank of Chicago ("First") from time to time as its "Corporate Base Rate" of interest, changing automatically and simultaneously with each change in the Corporate Base Rate made by First from time to time. Any publication issued or published by First from .time to time or a certificate signed by an officer of First stating its Corporate Base Rate as of a date shall be conclusive evidence of the Corporate Base Rate on that date. Acceptance of the late charge shall not constitute a waiver of Tenant's default with respect to such non-payment by Tenant or prevent Landlord from exercising any other rights and remedies available to Landlord under this Lease. Failure to pay the late charge shall constitute a default under this Lease.

                                   ARTICLE VI
                              TAXES AND IMPOSITIONS

      SECTION 6.1. TAXES. Tenant further agrees to pay, as Additional Rent for the Premises, all Taxes (as hereinafter defined) which accrue during the Term of this Lease, and are levied, assessed or become a lien imposed upon the Premises or any part thereof. Notwithstanding the foregoing, the amount of Taxes Tenant is required to pay shall not exceed the following amounts set forth for the appropriate period of the Term: $36,355.50 for months 3-14 of the Term; $42,414.75 for months 15-26 of the Term; $44,596.08 for months 27-38 of the Term; $46,777.41 for months 3950 of the Term; and $49,201.11 for months 51-62 of the Term. Such Additional Rent shall be payable notwithstanding the fact that the amount of such Taxes may not be ascertainable or due and payable until after the expiration of the Term of this Lease. As used herein, "Taxes" means real estate taxes, assessments, sewer rents, rates and charges, permit and license fees, transit taxes, taxes based upon the receipt of rent, and any other federal, state or local governmental charge, general, special, ordinary or extraordinary, which may now or hereafter be assessed, accrue or become a lien against, the Premises or any portion thereof in any year during the Term of this Lease, and also shall include any personal property taxes (attributable to the year in which paid) imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances used in connection with the operation of the Premises and any fine, penalty, interest or cost that may be added to the foregoing as a result of Tenant's nonpayment of Landlord's invoice therefor.

      Nothing contained herein shall be construed to require Tenant to pay any franchise, inheritance, estate, succession or transfer tax of Landlord or any income or excess profits tax assessed upon or in respect of all income of Landlord or chargeable to or required to be paid by Landlord unless such tax shall be specifically levied against the rental income of Landlord derived hereunder (as opposed to a general income tax), which tax shall be paid by Tenant as part of Taxes hereunder provided said rental income shall be considered as the sole income of Landlord.

      SECTION 6.2. UTILITIES. Tenant shall pay, directly to the appropriate supplier, all costs of natural gas, electricity, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Premises. Landlord shall, at Landlord's sole cost and expense, separately meter the Premises. Landlord shall not in any way be liable or responsible to Tenant for any cost or damage or expense which Tenant may sustain or incur if either the quality or character of such service is changed or is no longer available or suitable for Tenant's requirements.

      SECTION 6.3. EXPENSES. The Base Rent shall include all management fees, annual administrative charges and miscellaneous fees incurred by Landlord during the Term of this Lease; provided, however, Tenant further agrees to pay as Additional Rent for the Premises, the charge of one percent (I%) of the Annual Base Rent payable by Tenant pursuant to the Base Rent Schedule for the performance of services to be performed by Landlord under the express provisions of this Lease (the "Expenses"). Except as expressly set forth in this Lease, Landlord shall not have any obligation to perform any services and Tenant shall contract for, and pay for, all such services, including, but not limited to all janitorial, snow plow and landscape services necessary at the Premises during the Term of the Lease.

      SECTION 6.4. DEPOSITS. As security for the obligations contained in Sections 6.1. and 10.3. hereof, Tenant shall deposit monthly with Landlord, or such other entity as Landlord may designate, on the first (1st) day of each and every month of the Term, a sum equal to one twelfth (1/12) of the amount of Taxes owed by Tenant for the first year of the Term and Landlord's estimate of the Insurance Premiums (as hereinafter defined). All monthly deposits need not be kept separate and apart by Landlord and shall be held by Landlord in such account or accounts as may be authorized by the then current state or federal banking laws, rules or regulations. The monthly deposits shall be used as a fund to be applied, to the extent thereof, to the payment of Taxes and Insurance Premiums, as the same become due and payable. The existence of said fund shall not limit or alter Tenant's obligation to pay the Taxes and Insurance Premiums for which the fund was created. Tenant shall not be entitled to interest on said fund. Tenant shall pay Landlord as its monthly deposit for the period commencing on the Commencement Date and terminating on the December 31st immediately thereafter the Initial Deposit. On or prior to each December 31st occurring within the Term, Landlord shall advise Tenant as to Landlord's estimate of the monthly deposits that will be required for the next Lease Year (as hereinafter defined).

      SECTION 6.5. ADJUSTMENT STATEMENT. As soon as reasonably feasible after the expiration of each calendar year contained within the Term ("Lease Year"), Landlord will furnish Tenant a statement ("Adjustment Statement") showing the following:

                        (i) Actual Insurance Premiums for the Lease Year last
            ended and the amount of Insurance Premiums payable by Tenant for such Lease Year;

                        (ii) The amount of Additional Rent due Landlord for the
            Lease Year last ended, less credits for monthly deposits paid, if any; and

                        (iii) The monthly deposits due in the current Lease
            Year.

      SECTION 6.6. PAYMENTS. Within thirty (30) days after Tenant's receipt of each Adjustment Statement, Tenant shall pay to Landlord:

                        (i) The amount of Additional Rent shown on said
            Adjustment Statement to be due Landlord for the Lease Year last ended; plus

                        (ii) The amount, which when added to the monthly
            deposits theretofore paid in the current Lease. Year would provide that Landlord has then received such portion of the monthly deposits as would have theretofore been paid to Landlord had Tenant paid one twelfth (1/12) of the monthly deposits, for the current Lease Year, to Landlord monthly on the first day of each month of such Lease Year.

During the last Lease Year, Landlord may include in the monthly deposits its estimate of the Additional Rent which may not be finally determined until after the expiration of the Term. Tenant's obligation to pay such Additional Rent shall survive the Term.

      SECTION 6.7. PAYMENT ADJUSTMENTS. Tenant's payment of the monthly deposits for each Lease Year shall be credited against the Additional Rent for such Lease Year. If the monthly deposits paid by Tenant for any Lease Year exceed the Additional Rent due for such Lease Year, then Landlord shall give a credit to Tenant in an amount equal to such excess against the Additional Rent due for the next succeeding Lease Year, except that if any such excess relates to the last Lease Year of the Term, then, provided that no default of Tenant exists hereunder, Landlord shall promptly refund such excess to Tenant. In the event that Landlord fails to refund such excess to Tenant within forty-five (45) days after due to be refunded to Tenant under the Lease such excess shall bear interest thereafter at the Lease Interest Rate until refunded.

      SECTION 6.8. RIGHT TO PAY. Landlord shall, at its option, have the right, without notice to Tenant, at all times during the Term to pay any such Taxes not timely paid by Tenant, and the amounts so paid, including reasonable expenses, shall be so much Additional Rent due at the next rent day after any such payments, with interest at the Lease Interest Rate from the date of payment thereof.

      SECTION 6.9. LANDLORD'S CONTEST OF TAXES. To the extent Landlord desires, in Landlord's reasonable business judgment, to contest the imposition of any Taxes against the Land and Improvements, Landlord shall proceed with such protest in accordance with applicable law. Tenant agrees Taxes shall include all of Landlord's reasonable costs and expenses, including legal fees and court costs, in pursuing any such contest whether or not Landlord is successful in such contest. There shall be deducted from Taxes the amount of any Taxes refunded in any Lease Year, provided said refund relates to an assessment year included within the Term of the Lease.

                                   ARTICLE VII
                                       USE

      SECTION 7.1. USE. The Premises shall be used for the Use only, and for no other purpose.

      SECTION 7.2. PROHIBITED USES. Tenant shall not permit the Premises, or any portion thereof, to be used in such manner which impairs Landlord's right, title or interest in the Premises or any portion thereof, or in such manner which gives rise to a claim or claims of adverse possession or of a dedication of the Premises, or any portion thereof, for public use. Tenant shall not use or occupy the Premises or permit the Premises to be used or occupied contrary to any statute, rule, order, ordinance, requirement, regulation or restrictive covenant applicable thereto or in any manner which would violate any certificate of occupancy affecting the same or which would render the insurance thereon void or the insurance risk more hazardous, or which would cause structural injury to the Improvements or cause the value or usefulness of the Premises or any part thereof to diminish or which would constitute a public or private nuisance or waste, and Tenant agrees that it will, promptly upon discovery of any such use, immediately notify Landlord and take all necessary steps to compel the discontinuance of such use.

                                  ARTICLE VIII
                MAINTENANCE, REPAIR AND REPLACEMENTS OF PREMISES

      SECTION 8.1. TENANT'S OBLIGATIONS. Tenant agrees, at Tenant's sole cost and expense, to take good care of the Premises, including the Improvements, but excluding the structural components (as defined in Section 8.3 below) of the Building and keep same and all parts thereof, including without limitation, the entire exterior and interior, parking areas, sidewalks, railroad tracks (if any), water, sewer, gas and electricity connections, pipes, mains and all other fixtures, machinery, apparatus, equipment, overhead cranes (if any), and appurtenances thereto together with any and all alterations and additions thereto, in good order, condition and repair, suffering no waste or injury. Tenant shall, at its sole cost and expense, promptly make all necessary repairs and replacements, structural or otherwise, ordinary as well as extraordinary, foreseen as well as unforeseen, in and to any Improvements or equipment now or hereafter located upon the Land, including, without limitation, the entire interior and exterior of the Improvements, but excluding the Structural Components, sidewalks, parking areas, railroad tracks (if any), water, sewer, gas and electricity connections, pipes, mains and all other fixtures, machinery, apparatus, equipment and appurtenances now or hereafter belonging to, connected with or used in conjunction with the Premises. All such repairs and replacements shall be of first-class quality and sufficient for the proper maintenance and operation of the Premises. Tenant shall keep and maintain the Premises, including the Improvements and all sidewalks, vault space, parking areas and areas adjacent thereto, safe, secure and clean, specifically including, but not by way of limitation, snow and ice clearance, landscaping and removal of waste and refuse matter. Tenant shall not permit anything to be done upon the Premises (and shall perform all maintenance and repairs thereto so as not) to invalidate, in whole or in part, or prevent the procurement of any insurance policies which may, at any time, be required under the provisions of this Lease. Tenant shall not obstruct or permit the obstruction of any parking area, adjoining street or sidewalk.

      SECTION 8.2. GOVERNMENTAL REQUIREMENTS. Tenant, at its own cost and expense, shall promptly comply with any and all governmental requirement to or affecting the Premises or any part thereof, irrespective of the nature of the work required to be done, extraordinary as well as ordinary, whether or not the same involve or require any structural changes or additions in or to the Improvements and irrespective of whether or not such changes or additions be required on account of any particular use to which the Premises or any part thereof are being put. Included in the obligations set forth above, but not in limitation thereof, Tenant, at its own cost and expense shall promptly comply with OSHA regulations relating to overhead cranes, CFR 1910-179(j)(2) and 184(d), CFR 1910-179(j)(3), CFR 1910-179(e)(1) through (4) and CFR
1910-179(b)(5). Landlord represents that as of the date hereof, to the actual knowledge of Nick Sisto, the Property Manager, Landlord has not received any notices from any governmental authority regarding the non-compliance of the Premises with any applicable law. Notwithstanding the foregoing, Landlord agrees that, at anytime during the Term, in the event Tenant or Landlord is notified by any governmental authority that there is a code violation at the Premises, and such code violation existed at the time this Lease was executed, then Landlord agrees, at its sole cost and expense, to promptly correct said code violation. Tenant's obligations as noted above shall survive the termination of the Lease.

      SECTION 8.3. STRUCTURAL COMPONENTS. Landlord shall make, or cause to be made, all repairs and necessary replacements to the "structural components" (as hereinafter defined) of the Premises. For purposes of this Lease, the phrase "structural components" shall mean the exterior roof, exterior face of the exterior walls (excluding windows, window frames, doors and door frames) and foundation of the Premises. The cost of repairs and replacements to such structural components shall be the sole responsibility of Landlord except to the extent such costs arise as a result of any act or omission of Tenant or any person, firm or entity claiming by, through or under any of them, in which event, the cost therefor shall be paid by Tenant, as Additional Rent, within five (5) days after Landlord bills Tenant therefor from time to time.

      SECTION 8.4. TENANT'S RESPONSIBILITIES. Except as provided in Section 8.6 below, and periodic inspections and necessary repair and replacement of the Structural Components, Landlord shall not be required to furnish any services or facilities whatsoever to the Premises. Tenant hereby assumes full and sole responsibility for condition, operation, repair, alteration, improvement, replacement, maintenance and management of the Premises. Landlord shall not be responsible for any loss or damage to the person or property of Tenant, any guests or invitees, any persons using or working on the Premises, or any persons claiming by, through or under, or any agents, employees, heirs, legal representatives, successors or assigns of, any of the foregoing.

      SECTION 8.5. MAINTENANCE CONTRACT. At Landlord's reasonable option, Tenant shall enter into a maintenance contract, in form and substance and with a firm reasonably satisfactory to Landlord, for the maintenance of the HVAC system only.

      SECTION 8.6. WARRANTY OF SYSTEMS. Notwithstanding the foregoing, Landlord shall provide a one (1) year service warranty on all parts and labor for the HVAC, fire sprinkler, plumbing and electric systems, the lift and the parking lot improvements to the extent required due to normal wear and tear. During the first year of the Lease only, Tenant shall only be responsible for repairing and replacing belts and filters for the HVAC system, and for performing quarterly inspections of the HVAC system.

                                   ARTICLE IX
                               TENANT'S INSURANCE

      SECTION 9.1. COVERAGE REQUIRED. Tenant shall procure and maintain, or cause to be maintained, at all times during the term of this Lease, at Tenant's sole cost and expense, and until each and every obligation of Tenant contained in the Lease has been fully performed, the types of insurance specified below, with insurance companies authorized to do business in the State of Illinois covering all operations under this Lease, whether performed by Tenant or by Contractors. For purposes of this Article IX, "Contractors" shall mean Tenant and contractors and subcontractors and materialmen or any tier providing services, material, labor, operation or maintenance on, about or adjacent to the Premises, whether or not in privity with Tenant.

                  (a) IN GENERAL. Within 21 days of execution of the Lease, Tenant shall procure and maintain the following kinds and amounts of insurance: (LF)

                        (i) WORKER'S COMPENSATION AND OCCUPATIONAL DISEASE
            INSURANCE. Worker's Compensation and Occupational Disease Insurance, in statutory amounts, covering all employees who provide a service under this Lease. Employer's liability coverage with limits of not less than $100,000 each accident or illness shall be included.

                        (ii) COMMERCIAL LIABILITY INSURANCE (PRIMARY AND
            UMBRELLA). Commercial Liability Insurance or equivalent with limits of not less than $5,000,000 per occurrence, combined single limit, for bodily injury, personal injury, and property damage liability. Products/completed operation, independent contractors, broad form property damage and contractual liability (with no limitation) coverages are to be included. Landlord is to be named as an additional insured, on a primary, non-contributory basis for any liability, arising directly or indirectly from this Lease.

                        (iii) AUTOMOBILE LIABILITY INSURANCE. When any motor
            vehicles are used in connection with this Lease, Tenant shall provide Automobile Liability Insurance with limits of not less than $2,000,000 per occurrence combined single limit, for bodily and property damage. Landlord is to be named as an additional insured on a primary non-contributory basis.

                        (iv) CONTENTS INSURANCE. Insurance against fire,
            sprinkler leakage, vandalism, and the extended coverage perils for the full insurable value of all contents of Tenant within the Premises, and of all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises and business interruption insurance.

                  (b) CONSTRUCTION. During any construction (other than with respect to the construction of the Initial Improvements by Landlord, but including improvements, betterments or repairs), Tenant shall procure and maintain, or cause to be maintained, the following kinds and amounts of insurance:

                        (i) WORKER'S COMPENSATION AND OCCUPATIONAL DISEASE
            INSURANCE. Worker's Compensation and Occupational Disease Insurance, in statutory amounts, covering all employees who are to provide a service under this construction. Employer's liability coverage with limits of not less than $500,000 for each accident or illness shall be included.

                        (ii) COMMERCIAL LIABILITY INSURANCE (PRIMARY AND
            UMBRELLA). Commercial Liability Insurance or equivalent with limits of not less than $5,000,000 per occurrence, combined single limit, for bodily injury, personal injury, and property liability. Products/completed operations, explosion, collapse, underground, independent contractors, broad form property damage and contractual liability coverages are to be included. Landlord is to be named as additional insureds on a primary noncontributory basis for any liability arising directly or indirectly from the Lease.

                        (iii) AUTOMOBILE LIABILITY INSURANCE (PRIMARY AND
            UMBRELLA). When any motor vehicles are used in connection with work to be performed, Tenant or contractor shall provide Automobile Liability Insurance with limits of not less than $5,000,000 per occurrence combined single limit, for bodily injury and property damage. Landlord is to be named as an additional insured on a primary non-contributory basis.

                        (iv) ALL RISK BUILDERS RISK INSURANCE. Tenant or
            Contractor shall provide All Risk Blanket Builder's Risk Insurance to cover the materials, supplies, equipment, machinery and fixtures that are or will be part of the Project. Coverage extensions shall include the following: right to partial occupancy, material stored off-site and in-transit, boiler and machinery, earthquake, flood (including surface water backup), collapse, water damage, debris removal, faulty workmanship or materials, testing, mechanical-electrical breakdown and failure, deletion of freezing and temperature exclusions, business interruption, extra expense, loss of revenue, loss of rents and loss of use of property, as applicable, Landlord shall be named as loss payee.

                        (v) PROFESSIONAL LIABILITY. When any architects,
            engineers, or consulting firms perform work in connection with this Lease, Professional Liability Insurance shall be maintained with limits of $1,000,000. The policy shall have an extended reporting period of two (2) years. When policies are renewed or replaced, the policy retroactive date must coincide with, or precede, start of work.

      SECTION 9.2. POLICIES. All insurance policies shall be written with insurance companies and shall be in form satisfactory to Landlord. All insurance policies shall name Landlord as an additional insured and loss payee as their respective interests may appear and shall provide that they may not be terminated or modified without sixty (60) days' advance written notice to Landlord. The minimum limits of insurance specified in this Section shall in no way limit or diminish Tenant's liability under this Lease. Tenant shall furnish to Landlord, not less than fifteen (15) days prior to the date such insurance is first required to be carried by Tenant, and thereafter at least fifteen (15) days prior to the expiration of each such policy, true and correct photocopies of all insurance policies required under this Section, together with any amendments and endorsements to such policies, certificates of insurance, and such other evidence of coverages as Landlord may reasonably request, and evidence of payment of all premiums and other expenses owed in connection therewith. Upon Tenant's default in obtaining or delivering the policy for any such insurance or Tenant's failure to pay the charges therefor, Landlord may, at its option, on or after the tenth (10th) day after written notice thereof is given to Tenant, procure or pay the charges for any such policy or, policies and the total cost and expense, (including attorneys' fees) thereof shall be immediately paid by Tenant to Landlord as Additional Rent upon receipt of a bill therefor. Within thirty (30) days after demand by Landlord that the minimum amount of any coverage be so increased reasonably based upon industry standards of owners of similar buildings, Tenant shall furnish Landlord with evidence of Tenant's compliance with such demand.

      SECTION 9.3. SUBROGATION. Landlord and Tenant agree to have all fire and extended coverage and material damage insurance which may be carried by either of them endorsed with a clause providing that any release from liability of or waiver of claim for recovery from the other party or any of the parties named in
Section 9.2 above entered into in writing by the insured thereunder prior to any loss or damage shall not affect the validity of said policy or the right of the insured to recover thereunder, and providing further that the insurer waives all rights of subrogation which such insurer might have against the other party or any of the parties named in Section 9.2 above. Without limiting any release or waiver of liability or recovery contained in any other Section of this Lease but rather in confirmation and furtherance thereof, Landlord and any beneficiaries of Landlord waive all claims for recovery from Tenant, and Tenant waives all claims for recovery from Landlord, any beneficiaries of Landlord and the managing agent for the Project and their respective agents, partners and employees, for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance policies.

      SECTION 9.4. MISCELLANEOUS INSURANCE PROVISIONS. Landlord and Tenant further agree as follows (provided, where Contractors used, Tenant will cause Contractors to comply with this Section):

                  (a) Tenant and Contractors expressly understand and agree that any insurance coverages and limits furnished by the Tenant and Contractors shall in no way limit the Tenant's and Contractor's liabilities and responsibilities specified under the Lease, or contracts executed relating to the Project, or by law.

                  (b) The failure of Landlord to obtain such evidence from Tenant or Contractors before permitting Tenant or Contractors to commence work shall not be deemed to be a waiver by Landlord, and Tenant or contractors shall remain under continuing obligation to maintain the insurance coverage.

                  (c) Any and all deductibles on referenced insurance coverages shall be borne by Tenant and Contractors.

                  (d) Tenant expressly understands and agrees that any insurance maintained by Landlord shall apply in excess of and not contribute with insurance provided by the Tenant or Contractor under the Lease.

                  (e) If Tenant or any Contractors desire additional coverage, higher limits of liability, or other modifications for their own protection, Tenant and such Contractors shall be responsible for the acquisition and cost of such additional protection.

                  (f) Tenant agrees, and shall cause each Contractor in connection with the Project to agree, that all insurers shall waive their rights of subrogation against Landlord.

                  (g) Tenant and Contractors shall not violate or permit to be violated any of the conditions or provisions of any of the insurance policies, and Tenant and Contractors shall so perform and satisfy or cause to be performed and satisfied the requirements of the companies writing such policies so that at all times companies of good standing, satisfactory to Landlord shall be willing to write and continue such insurance.

                  (h) Landlord shall not be limited in the proof of any damages which Landlord may claim against Tenant and Contractors arising out of or by reason of Tenant's and Contractor's failure to provide and keep in force insurance, as aforesaid, to the amount of the insurance premium or premiums not paid or incurred by Tenant and Contractors and which would have been payable under such insurance, but Landlord shall also be entitled to recover as damages for such breach the uninsured amount of any loss, to the extent of any deficiency, in the insurance required by the provisions of this Lease, and damages, costs and expenses of suit suffered or incurred by reason of damage to, or destruction of, the Project or the Premises occurring during any period when Tenant or Contractors shall have failed or neglected to provide insurance as aforesaid.

                  (i) The insurance required by this Lease, at the option of Tenant or Contractors, may be effected by blanket or umbrella policies issued to Tenant or Contractors covering the Premises and other properties owned or leased by Tenant or Contractors, provided that the policies otherwise comply with the provisions of this Lease and allocate to the Premises the specified coverage, without possibility of reduction or coinsurance by reason of, or damage to, any other premises covered therein.

                  (j) All insurance companies shall have a Best rating of not less than A/VII, or an equivalent rating in the event Best ceases to exist or provide a rating.

                  (k) Tenant and Contractors shall provide and keep in force such other insurance in such amounts as may from time to time be reasonably required by Landlord or a holder of a Mortgage (defined in Section 23.1 hereof) against such other insurable hazards as at the time are commonly insured against in the case of prudent owners of properties similar to the Project and the Premises, and in that connection Landlord may require changes in the forms, types and amounts of insurance required pursuant to this Section or add to, modify or delete other requirements; and in any event, if under applicable law, rule, regulation or ordinance of any governmental authority, state or federal, having jurisdiction in the Premises, liability may be imposed upon Landlord on account of the use or operation of the Premises or the Project or other improvements, insurance within limits reasonably satisfactory to Landlord shall be maintained by Tenant and Contractors against any such liability.

                  (l) The required insurance to be carried shall not be limited by any limitations expressed in the indemnification language herein or any limitation placed on the indemnity therein given as a matter of law.

                                    ARTICLE X
                               PROPERTY INSURANCE

      SECTION 10.1. KINDS AND AMOUNTS. Landlord shall at all times during the Term of this Lease keep in effect insurance on all Improvements against loss by fire and lightning, the risks covered by what is commonly known as extended coverage, malicious mischief and vandalism, and all other risks of direct physical loss in an amount equal to the full replacement value on the replacement form basis, of such Improvements. The policy or policies evidencing such insurance shall be written by a company or companies reasonably satisfactory to Landlord and to Landlord's mortgagee, if any, and authorized to do business in the state where the Premises are located, shall name Landlord as insured thereunder, and shall provide that losses shall be paid to Landlord or its mortgagee, if applicable. At the request of Landlord, a mortgage clause may be included in said policies covering Landlord's mortgagee, if any. Tenant further agrees that if and when obtainable, Landlord will procure and maintain so-called war risk and war damage insurance, earthquake and flood insurance on the Improvements for not less than one hundred percent (100%) of the full insurance value above foundation. Such insurance shall provide for payment of loss thereunder to Landlord and shall, at Landlord's request, contain a mortgage clause in favor of Landlord's mortgagee, if any. Landlord shall also obtain (i) boiler and machinery insurance in an amount equal to the full replacement value of the Improvements, (ii) insurance against loss of Rents due to the occurrence of any casualty or hazard in the amount of all Base Rent payments, taxes, assessments and insurance premiums required hereunder for a twelve (12)-month period, (iii) liability insurance, (iv) insurance against breakage of all plate glass in the Improvements and (v) such other insurance reasonably required by Landlord, all in amounts and under terms customarily carried by Landlord for similar buildings owned by it.

      SECTION 10.2. INTENTIONALLY DELETED.

      SECTION 10.3. TENANT PAYMENTS. All such insurance described in this
Article X shall be kept in full force throughout the Term of this Lease, and any amounts paid therefor by Landlord (hereinafter referred to as, the "Insurance Premiums") shall be payable by Tenant as Additional Rent in accordance with Sections 6.4. and 6.6. hereof.

                                   ARTICLE XI
                              DAMAGE OR DESTRUCTION

      SECTION 11.1. DAMAGE OR DESTRUCTION BY FIRE OR CASUALTY. In the event the Premises are damaged by fire, explosion or other casualty, Landlord shall diligently proceed with respect to the proposed restoration promptly after receipt of the insurance proceeds. Landlord shall commence the repair, restoration or rebuilding thereof and shall complete such restoration, repair or rebuilding within nine (9) months after the receipt of such proceeds, subject to extension due to delay because of changes, deletions, or additions in construction requested by Tenant, acts of Tenant, strikes, lockouts, casualties, acts of God, war, fuel or energy shortages, material or labor shortages, governmental regulation or control, severe weather conditions or other causes beyond the control of Landlord ("Extension Events"). In the event of any such casualty all insurance proceeds shall be payable to Landlord. In no event shall Landlord be required to repair or replace any alterations or improvements made by Tenant which are not related to the Improvements, Tenant's Equipment or any other fixtures, furnishing and personal property of Tenant. Tenant agrees that Tenant shall deposit with Landlord prior to the commencement of such restoration any sums in the amount of the deductible amounts carried by Landlord under its insurance policies (currently, the amount of such deductible is $5,000.00, but it is subject to change during the Term provided the amount of the deductible that Tenant is obligated to pay to Landlord shall not exceed $10,000.00 during the Term). Landlord's obligation to repair, restore or rebuild the Premises shall be limited to restoring the Premises to substantially the condition in which the same existed prior to the casualty. Rent and all other charges payable by Tenant hereunder shall abate during the period of such repair, restoration or rebuilding to the extent that the Improvements are not tenantable because of any damage or destruction. In the event the casualty causes fifty percent (50%) or more of the Premises to be untenantable during the last twenty-four (24) months of the Term, Landlord may terminate this Lease as of the date of such casualty by providing notice to Tenant within thirty (30) days after occurrence of the fire or other casualty causing the damage, in which event, all insurance proceeds shall be paid to the Landlord and in addition Tenant shall pay to Landlord the amount of any deductible carried by Tenant under its insurance policies.

                                   ARTICLE XII
                                      LIENS

      SECTION 12.1. LIEN CLAIMS. Tenant shall not do any act which shall in any way encumber the title of Landlord in and to the Premises, nor shall any interest or estate of Landlord in the Premises be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Tenant, and any claim to or lien upon the Premises arising from any act or omission of Tenant shall accrue only against the leasehold estate of Tenant and shall in all respects be subject and subordinate to the paramount title and rights of Landlord in and to the Premises. Tenant will not permit the Premises to become subject to any mechanics', laborers' or materialmen's lien on account of labor or material furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed on the Premises by or at the direction of sufferance of Tenant; provided, however that Tenant shall have the right to contest in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Tenant shall first give to Landlord an amount equal to one hundred twenty percent (120%) of the amount of the lien or claimed lien which, together with interest earned thereon, shall be held by Landlord as security to insure payment thereof and to prevent any sale, foreclosure or forfeiture of the Premises by reason of non-payment thereof. The amount so deposited with Landlord shall be held by Landlord in an account established at a federally insured banking institution until satisfactory removal of said lien or claim of lien. Any funds provided by Tenant for security against said liens, will be held in an interest-bearing account with interest to the benefit of Tenant. On any final determination of the lien or claim for lien, Tenant will immediately pay any judgment rendered, with all proper costs and charges, and will, at its own expense, have the lien released and any judgment satisfied. Should Tenant fail to diligently contest and pursue such lien contest, Landlord may, at its option, use the sums so deposited to discharge any such lien and upon the satisfaction of such lien or encumbrance Landlord shall pay all such sums remaining on deposit to Tenant.

      SECTION 12.2. LANDLORD'S RIGHT TO CURE. If Tenant shall fail to contest the validity of any lien or claimed lien or fail to give security to Landlord to insure payment thereof, or shall fail to prosecute such contest with diligence, or shall fail to have the same released and satisfy any judgment rendered thereon, then Landlord may, at its election (but shall not be so required) remove or discharge such lien or claim for lien (with the right, in its discretion, to settle or compromise the same), and any amounts advanced by Landlord, including reasonable attorneys' fees, for such purposes shall be so much additional rent due from Tenant to Landlord at the next rent date after any such payment, with interest thereon at the Lease Interest Rate from the date so advanced.

                                  ARTICLE XIII
                          ALTERATIONS AND IMPROVEMENTS

      SECTION 13.1. ALTERATIONS. Tenant shall not at any time during the Term of this Lease make any openings in the roof or exterior walls of the Building or make any Tenant alteration, addition or improvement to the Premises or any portion thereof (collectively, "Alterations") without in each instance, the prior written consent of Landlord; provided, however, upon notice to, but without the consent of Landlord, Tenant shall have the right to make any Alterations where same are non-structural, do not require openings on the roof or exterior walls of the Improvements, do not affect any Building system, and do not exceed TEN THOUSAND AND NO/100 DOLLARS ($10,000.00) in the aggregate in any twelve (12)-month period. No Alteration to the Premises for which Landlord's consent is required shall be commenced by Tenant until Tenant has furnished Landlord with a satisfactory certificate or certificates from an insurance company acceptable to Landlord, evidencing workmen's compensation coverage, and insurance coverage in amounts satisfactory to Landlord and protecting Landlord against public liability and property damage to any person or property, on or off the Premises, arising out of and during the making of such alterations, additions or improvements. Any Alteration by Tenant hereunder shall be done in a good and workmanlike manner in compliance with any applicable governmental law, statute, ordinance or regulation. Upon completion of any Alteration by Tenant hereunder, Tenant shall furnish Landlord with a copy of the "as built" plans covering such construction. Tenant, at its sole cost and expense, will make all Alterations on the Premises which may be necessary by the act or neglect of any other person or corporation (public or private), except Landlord, its agents, employees or contractors. Before commencing any Alterations, involving an estimated cost of more than TEN THOUSAND AND NO/100 DOLLARS ($10,000.00): (a) plans and specifications therefor, prepared by a licensed architect, shall be submitted to and approved by Landlord (such approval shall not be unreasonably withheld or delayed); (b) Tenant shall furnish to Landlord an estimate of the cost of the proposed work, certified by the architect who prepared such plans and specifications; (c) all contracts for any proposed work shall be submitted to and approved by Landlord; and (d) Tenant shall either furnish to Landlord a bond in form and substance satisfactory to Landlord, or such other security reasonably satisfactory to Landlord to insure payment for the completion of all work free and clear of liens. Tenant further agrees that all contractors engaging in any construction activity by and for the benefit of Tenant for which Landlord's consent shall be required shall obtain comprehensive/commercial general liability, worker's compensation and such other liability insurance in such amounts as may be reasonably required by Landlord naming the Landlord as an additional insured and providing liability coverage during all phases of construction including, without limitation: (a) contractor's and owners protection; (b) blanket contractual liability coverage;
(c) broad form property damage insurance; (d) statutory worker's compensation coverage and employer's liability coverage; (e) coverage under the structural work act of the State of Illinois; and (f) environmental liability, if applicable. Before commencing any Alteration, Tenant shall provide Landlord with a written certification that the Alteration does not have any environmental impact on the Premises. Prior to the commencement of any construction activity for which Landlord's consent shall be required, certificates of such insurance coverages (and original policies with respect to environmental liability insurance) shall be provided to Landlord.

      SECTION 13.2. OWNERSHIP OF ALTERATIONS. All Alterations (except Tenant's Equipment, as defined in Section 21.2 hereof), put in at the expense of Tenant shall become the property of Landlord and shall, unless the Landlord request their removal, remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease, without compensation or allowance to Tenant. Landlord may, at its sole option, request that Tenant, at Tenant's sole cost, remove any such Alterations and if Tenant shall fail to do so, Landlord may remove the same and Tenant shall pay the cost of such removal to Landlord upon demand. Notwithstanding the foregoing, upon Tenant's request prior to such time as Tenant intends to make any Alteration, Landlord shall indicate to Tenant whether or not such Alterations must be removed upon surrender of the Premises.

      SECTION 13.3. SIGNS. Tenant shall not place any signs on any part of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld, and without the approval of the Village of Mundelein, provided that: (i) the installation and dimensions of said signage is in strict accordance with applicable law, ordinances and restrictions; (ii) Tenant continually maintains said signage in a first-class manner; and (iii)

Tenant, at Tenant's sole cost and expense, removes said signage at the expiration of the Term and restores the areas in which said signage is placed to its condition prior to the installation of said signage.

      SECTION 13.4. TENANT INDEMNITY. Tenant hereby agrees to indemnify, defend and hold the Landlord, its beneficiaries, shareholders, partners or members and their respective agents and employees harmless from any and all liabilities of every kind and description which may arise out of or be connected in any way with said Alterations. Subject to the provisions of Article XII, any mechanic's lien filed against the Premises for work claimed to have been furnished to Tenant shall be discharged of record by Tenant within ten (10) days thereafter, at Tenant's expense. Upon completing any Alterations, Tenant shall furnish Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used. All Alterations shall comply with all insurance requirements and with all ordinances and regulations of any pertinent governmental authority. All alterations and additions shall be constructed in a good and workmanlike manner and only good grades of materials shall be used.

      SECTION 13.5. ENVIRONMENTAL IMPACT. Notwithstanding any other term, covenant or condition contained in this Lease, in the event that any Alteration has any environmental impact on the Premises, Landlord may deny the Tenant the right to proceed in Landlord's sole and absolute discretion.

                                   ARTICLE XIV
                                  CONDEMNATION

      SECTION 14.1. TAKING: LEASE TO TERMINATE. In the event the whole of the Premises shall be taken as a result of the exercise of the power of eminent domain or condemned for a public or quasi-public use or purpose by any competent authority or sold to the condemning authority under threat of condemnation, or in the event a portion of the Premises shall be taken or sold as a result of such event, and as a result thereof the balance of the Premises cannot be used for the same purpose as before such taking, sale or condemnation, then and in either of such events, the Term of this Lease shall terminate as of the date of vesting of title pursuant to such proceeding or sale. The total award, compensation or damages received from such proceeding or sale (collectively, the "Award"), shall be paid to and be the property of Landlord, whether the Award shall be made as compensation for diminution of the value of the leasehold or the fee of the Premises or otherwise, and Tenant hereby assigns to Landlord, all of Tenant's right, title and interest in and to the Award. Tenant shall execute, immediately upon demand of Landlord, such documents as may be necessary to facilitate collection by Landlord of any such Award.

      SECTION 14.2. TAKING: LEASE TO CONTINUE. In the event that less than twenty-five percent (25%) of the usable square footage of the building located on the Premises shall be taken as a result of the exercise of the power of eminent domain or condemned for a public or quasi-public use or purpose by any competent authority or sold to the condemning authority under threat of condemnation, and as a result thereof the balance of the Premises can be used for the same purpose as before such taking, sale or condemnation, this Lease shall not terminate and Landlord, at its sole cost and expense, shall, to the extent practical, promptly repair and restore the Premises, subject to any Extension Events. Any Award paid as a consequence of such taking, sale, or condemnation, shall be paid to Landlord. Any sums not so disbursed shall be retained by Landlord. In the event of a taking of land only, this Lease shall not terminate and Landlord shall not be obligated to repair or restore the Premises. In the event that more than twenty-five (25%) percent of the usable square footage of the building located on the Premises shall be taken as a result of the exercise of the power of eminent domain or condemned for a public or quasi-public use or purpose by any competent authority or sold to the condemning authority under threat of condemnation, then Tenant shall have the right to terminate this Lease. Tenant's right to terminate shall be exercised by written notice to Landlord given not less than ten (10) days after Landlord shall have given Tenant written notice of the actual occurrence of an event giving rise to Tenant's right to terminate the Lease under this
Section 14.2 and the effective date of such Lease termination shall be the date upon which the transferee of the condemned portion of said building has the right to possession thereof.

      SECTION 14.3. TENANT'S CLAIM. To the extent permitted by law and subject to the rights of any lender with respect to the Premises, Tenant shall be allowed to pursue a claim against the condemning authority (hereinafter referred to as the "Tenant's Claim") that shall be independent of and wholly separate from any action, suit or proceeding relating to any award to Landlord for reimbursement of relocation expenses or for Tenant's Equipment and personal property, provided: (i) Tenant's Claim shall in no way limit, affect, alter or diminish in any kind or way whatsoever Landlord's award as a result of such taking, sale or condemnation; (ii) Tenant's Claim shall in no event include any claim for any interest in real property, it being expressly understood and agreed that all sums paid with respect to the real property interests taken, sold or condemned shall be the sole property of Landlord; and (iii) Tenant's Claim shall in no event be joined with Landlord's proceeding or argued or heard concurrently therewith and if the tribunal hearing Tenant's Claim orders such joinder, Tenant agrees to voluntarily dismiss Tenant's Claim without prejudice until such time as Landlord has received its award for such taking, sale or condemnation.

                                   ARTICLE XV
                                  RENT ABSOLUTE

      SECTION 15.1. RENT ABSOLUTE. This Lease shall be deemed and construed to be a "net lease" and Tenant agrees to pay all costs and expenses of every kind and nature whatsoever, ordinary and extraordinary, arising out of or in connection with the ownership, maintenance, repair, replacement, use and occupancy of the Premises during the Term of this Lease (except for Landlord's obligations under Section 8.3 herein) which, except for the execution and delivery hereof, would otherwise have been payable by Landlord.

                                   ARTICLE XVI
                       ASSIGNMENT -- SUBLETTING BY TENANT

      SECTION 16.1. NO ASSIGNMENT, SUBLETTING OR OTHER TRANSFER. Tenant shall not assign this Lease or any interest hereunder, nor shall Tenant sublet or permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant, without the express prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. No assignment or subletting shall relieve Tenant of its obligations hereunder, and Tenant shall continue to be liable as a principal and not as a guarantor or surety, to the same extent as though no assignment or sublease had been made, unless specifically provided to the contrary in Landlord's consent. Consent by Landlord pursuant to this Article shall not be deemed, construed or held to be consent to any additional assignment or subletting, but each successive act shall require similar consent of Landlord. Landlord shall be reimbursed by Tenant for any reasonable costs or expenses incurred pursuant to any request by Tenant for consent to any such assignment or subletting. In the consideration of the granting or denying of consent, Landlord may, at its option, take into consideration: (i) the business reputation and credit worthiness of the proposed subtenant or assignee; (ii) any required alteration of the Premises; (iii) the intended use of the Premises by the proposed subtenant or assignee; and (iv) any other factors which Landlord shall deem relevant.

      SECTION 16.2. OPERATION OF LAW. Tenant shall not allow or permit any transfer of this Lease, or any interest hereunder, by operation of law, or convey, mortgage, pledge or encumber this Lease or any interest hereunder.

      SECTION 16.3. EXCESS RENTAL. If Tenant shall, with Landlord's prior consent as herein required, sublet the Premises, an amount equal to one hundred percent (100%) of the rental in excess of the base rent and any additional rent herein provided to be paid shall be for benefit of Landlord and shall be paid to Landlord promptly when due under any such subletting as additional rent due hereunder.

      SECTION 16.4. MERGER OR CONSOLIDATION. If Tenant is a corporation whose stock is not publicly traded, any transaction or series of transactions (including, without limitation, any dissolution, merger, consolidation or other reorganization of Tenant, or any issuance, sale, gift, transfer or redemption of any capital stock of Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, other than by reason of death, shall be deemed to be a voluntary assignment of this Lease by Tenant subject to the provisions of this Section 16. If Tenant is a partnership, any transaction or series of transactions (including without limitation any withdrawal or admittance of a partner or a change in any partner's interest in Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, other than by reason of death, shall be deemed to be a voluntary assignment of this Lease by Tenant subject to the provisions of this assignment of this Lease by Tenant subject to the provisions of this Section 16. If Tenant is a corporation, a change or series of changes in ownership of stock which would result in direct or indirect change in ownership by the stockholders or an affiliated group of stockholders of less than fifty percent (50%) of the outstanding stock as of the date of the execution and delivery of this Lease shall not be considered a change of control. Notwithstanding the immediately foregoing, Tenant may, upon notice to, but without Landlord's consent, assign this Lease to any corporation resulting from a merger or consolidation of Tenant, provided that the total assets and the total net worth of such assignee after such consolidation or merger shall be in excess of the greater of (i) the net worth of Tenant immediately prior to such consolidation or merger, or (ii) the net worth of Tenant as of the date hereof, determined by generally accepted accounting principles and provided that Tenant is not at such time in default hereunder, and provided further that such successor shall execute an instrument in writing, acceptable to Landlord in its reasonable discretion, fully assuming all of the obligations and liabilities imposed upon Tenant hereunder and deliver the same to Landlord. Tenant shall provide in its notice to Landlord such information as may be reasonably required by Landlord to determine that the requirements of this
Section 16.4 have been satisfied. As used in this Section 16.4, the term "control" means possession of the power to vote not less than a majority interest of any class of voting securities and partnership or limited liability company interests or to direct or cause the direction (directly or indirectly) off the management or policies of a corporation, or partnership or limited liability company through the ownership of voting securities, partnership interests or limited liability company interests, respectively.

      SECTION 16.5. UNPERMITTED TRANSACTION. Any assignment, subletting, use, occupancy, transfer or encumbrance of this Lease or the Premises without Landlord's prior written consent shall be of no effect and shall, at the option of Landlord, constitute a default under this Lease.

                                  ARTICLE XVII
                                ANNUAL STATEMENTS

      SECTION 17.1. ANNUAL STATEMENTS. Only in the events that Landlord is seeking financing for the Premises or Landlord is seeking to sell the Premises, or in the event Tenant is in default under the terms hereunder, Tenant agrees to furnish Landlord within fifteen (15) days after request, a copy of its most recent annual statements prepared in accordance with generally accepted accounting principles together with applicable footnotes and any other financial information reasonably requested by Landlord (hereinafter collectively referred to as, the "Financial Information") and agrees that Landlord may deliver such Financial Information to any mortgagee, prospective mortgagee or prospective purchaser of the Premises, provided, however, that only with respect to a prospective purchaser of the Premises, Landlord must obtain a confidentiality agreement in the same term as the Confidentiality Agreement dated July 27, 1999 by and between Landlord and Tenant ("Confidentiality Agreement") from such prospective purchaser regarding the Financial Information before delivering such Financial Information. Except for the deliveries allowed above or pursuant to any court order, Landlord agrees to keep such Financial Information confidential pursuant to the terms of the Confidentiality Agreement

                                  ARTICLE XVIII
                            INDEMNITY FOR LITIGATION

      SECTION 18.1. INDEMNITY FOR LITIGATION. Tenant agrees to pay, and to indemnify and defend Landlord against, all costs and expenses (including reasonable attorneys' fees) incurred by or imposed upon Landlord by or in connection with any litigation to which Landlord becomes or is made a party without fault on its part, whether commenced by or against Tenant, or any other person or entity or that may be incurred by Landlord in enforcing any of the covenants and agreements of this Lease with or without the institution of any action or proceeding relating to the Premises or this Lease, or in obtaining possession of the Premises after an Event of Default hereunder or upon expiration or earlier termination of this Lease. The foregoing notwithstanding, Tenant's responsibility under this Section 18.1 to pay Landlord's costs and expenses (including reasonable attorneys' fees) shall not extend to such costs and expenses incurred in defending an action brought by Tenant to enforce the terms of this Lease in which there is a court determination that Landlord failed to perform its obligations under this Lease. The provisions of this Section 18.1 shall survive the expiration or earlier termination of this Lease.

      SECTION 18.2. LANDLORD'S INDEMNITY. Landlord agrees to pay, and to indemnify and defend Tenant against all costs and expenses (including reasonable attorney's fees) incurred by or imposed upon Tenant by or in connection with any litigation by Tenant to enforce Landlord's obligations under this Lease in which Tenant is the prevailing party.

                                   ARTICLE XIX
                              ESTOPPEL CERTIFICATES

      SECTION 19.1. ESTOPPEL CERTIFICATE. Tenant agrees that on the Commencement Date and at any time and from time to time thereafter, upon not less than ten
(10) days' prior written request by Landlord, it will execute, acknowledge and deliver to Landlord, or Landlord's mortgagee to the extent factually accurate, a statement in writing in the form of EXHIBIT "B" attached hereto and by this reference incorporated herein; provided, however, Tenant agrees to certify to any prospective purchaser or mortgagee any other reasonable information specifically requested by such prospective purchaser or mortgagee.

                                   ARTICLE XX
                             INSPECTION OF PREMISES

      SECTION 20.1. INSPECTIONS. Tenant agrees to permit Landlord and any authorized representatives of Landlord, to enter the Premises at all reasonable times on reasonable advance notice not to unreasonably disrupt Tenant's business at the premises, except in the case of emergency, for the purpose of inspecting the same. Any such inspections shall be at Landlord's sole expense and solely for Landlord's purposes and may not be relied upon by Tenant or any other person.

      SECTION 20.2. SIGNS. Tenant agrees to permit Landlord and any authorized representative of Landlord to enter the Premises at all reasonable times during business hours on reasonable advance notice to exhibit the same for the purpose of sale, mortgage or lease, and during the final six (6) months of the Term hereof or any extension thereof, Landlord may display on the Premises customary "For Sale" or "For Rent" signs.

                                   ARTICLE XXI
                                    FIXTURES

      SECTION 21.1. BUILDING FIXTURES. All improvements and all plumbing, heating, lighting, electrical and air-conditioning fixtures and equipment, and other articles of personal property used in the operation of the Premises (as distinguished from operations incident to the business of Tenant), whether or not attached or affixed to the Premises ("Building Fixtures"), shall be and remain a part of the Premises and shall constitute the property of Landlord.

      SECTION 21.2. TENANT'S EQUIPMENT. All of Tenant's trade fixtures and all personal property, fixtures, apparatus, machinery and equipment now or hereafter located upon the Premises, other than Building Fixtures, as shall be and remain the personal property of Tenant, and the same are herein referred to as "Tenant's Equipment."

      SECTION 21.3. REMOVAL OF TENANT'S EQUIPMENT. Tenant's Equipment may be removed from time to time by Tenant; provided, however, that if such removal shall injure or damage the Premises, Tenant shall repair the damage and place the Premises in the same condition as it would have been if such Tenant's Equipment had not been installed.

                                  ARTICLE XXII
                                     DEFAULT

      SECTION 22.1. EVENTS OF DEFAULT. Tenant agrees that any one or more of the following events shall be considered "Events of Default" as said term is used herein:

                  (a) If an order, judgment or decree shall be entered by any court adjudicating Tenant a bankrupt or insolvent, or approving a petition seeking reorganization of Tenant or appointing a receiver, trustee or liquidator of Tenant, or of all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) days; or

                  (b) Tenant shall file an answer admitting the material allegations of a petition filed against Tenant in any bankruptcy, reorganization or insolvency proceeding or under any laws relating to the relief of debtors, readjustment or indebtedness, reorganization, arrangements, composition or extension; or

                  (c) Tenant shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver, trustee or liquidator of Tenant, or any of the assets of Tenant; or

                  (d) Tenant shall file a voluntary petition in bankruptcy, or shall admit in writing its inability to pay its debts as they come due, or shall file a petition or an answer seeking reorganization or arrangement with creditors or take advantage of any insolvency law; or

                  (e) A decree or order appointing a receiver of the property of Tenant shall be made and such decree or order shall not have been vacated within sixty (60) days from the date of entry or granting thereof; or

                  (f) Tenant shall default in making any payment of Rent or other payment required to be made by Tenant hereunder when due as herein provided, and such default continues for five (5) days after written notice from Landlord; provided, however, that if Tenant defaults more than two (2) times in any such payment in any consecutive twelve (12) month period, then no written notice of such third default or any subsequent default from Landlord shall be required; or

                  (g) Tenant shall be in default in the performance of or compliance with any of the agreements, terms, covenants or conditions in this Lease other than those referred to in the foregoing subparagraphs (a) through (g) of this Section for a period of twenty (20) days after notice from Landlord to Tenant specifying the items in default, or in the case of a default which cannot, with due diligence, be cured within said twenty
      (20)-day period, Tenant fails to proceed within said twenty (20)-day period to cure the same and thereafter to prosecute the curing of such default with due diligence (it being intended in connection with a default not susceptible of being cured with due diligence within said twenty
      (20)-day period that the time of Tenant within which to cure the same shall be extended for such period as may be necessary to complete the same with all due diligence).

      Upon the occurrence of any one or more of such Events of Default, Landlord may at its election terminate this Lease or terminate Tenant's right to possession only, without terminating this Lease. Upon termination of this Lease or of Tenant's right to possession, Tenant shall immediately surrender possession and vacate the Premises, and deliver possession thereof to Landlord, and Landlord or Landlord's agents may immediately or any time thereafter without notice, re-enter the Premises and remove all persons and all or any property therefrom, either by any suitable action or proceeding at law or equity or by force or otherwise, without being liable in indictment, prosecution or damages, therefor, and repossess and enjoy the Premises, together with the right to receive all income of, and from, the Premises.

      Upon termination of this Lease, Landlord shall be entitled to recover as liquidated damages, because the parties hereto recognize that as of the date hereof actual damages are not ascertainable and are of imprecise calculation and not as a penalty, all Rent and other sums due and payable by Tenant through the date of termination plus (i) an amount equal to sixty percent (60%) of the Rent and other sums provided herein to be paid by Tenant for the residue of the Term, and (ii) the costs of performing any other covenants to be performed by Tenant.

      If Landlord elects to terminate Tenant's right to possession only, without terminating this Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as hereinabove provided, without such entry and possession terminating this Lease or releasing Tenant, in whole or in part, from Tenant's obligations to pay the Rent hereunder for the full Term or from any other obligations of Tenant under this Lease. Landlord shall use commercially reasonably efforts to relet all or any part of the Premises for such rent and upon terms as are commercially reasonable (including the right to relet the Premises for a term greater or lesser than that remaining of the Term of premises and the right to relet the Premises as a part of a larger area, the right to change the character or use made of the Premises and the right to grant concessions of free rent). For the purpose of such reletting, Landlord may decorate or make any repairs, changes, alterations, or additions in or to the Premises that may be necessary or desirable. If, after thirty (30) days from the occurrence of the Event of Default, Landlord is unable to relet the Premises after using such commercially reasonably efforts to do so, Landlord shall have the right to terminate this Lease, in which event, Tenant shall pay to Landlord liquidated damages (because the parties hereto recognize that as of the date hereof actual damages are not ascertainable and are of imprecise calculation and not as a penalty) equal to sixty percent (60%) of the Rent, and other sums provided herein to be paid by Tenant for the remainder of the Term. If the Premises are relet and sufficient sums shall not be realized from such reletting after payment of all expenses of such decorations, repairs, changes, alterations, additions and the expenses of repossession and such reletting, and the collection of the Rent herein provided and other payments required to be made by Tenant under the provisions of this Lease for the remainder of the Term of this Lease then, in such event, Tenant shall pay to Landlord on demand any such deficiency and Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Section from time to time, and all costs and expenses of Landlord, including attorneys' fees, incurred in connection with any such suit shall be paid by Tenant.

      SECTION 22.2. WAIVERS. Tenant hereby expressly waives, so far as permitted by law, the service of any notice of intention to re-enter provided for in any statute, and except as is herein otherwise provided. Tenant for and on behalf of itself and all persons claiming through or under Tenant, also waives any and all rights of redemption or re-entry or repossession in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge or in case of re-entry or repossession by Landlord or in case of any expiration or termination of this Lease.. The terms "enter," "re-enter," "entry" or "re-entry" as used in this Lease are not restricted to their technical legal meanings.

      SECTION 22.3. BANKRUPTCY. If Landlord shall not be permitted to terminate this Lease, as provided in this Article XXII because of the provisions of the United States Code relating to Bankruptcy, as amended (the "Bankruptcy Code"), then Tenant as a debtor-in-possession or any trustee for Tenant agrees promptly, within no more than sixty (60) days after the filing of the bankruptcy petition, to assume or reject this Lease. In such event, Tenant or any trustee for Tenant may only assume this Lease if: (a) it cures or provides adequate assurances that the trustee will promptly cure any default hereunder; (b) compensates or provides adequate assurance that Tenant will promptly compensate Landlord of any actual pecuniary loss to Landlord resulting from Tenant's default; and (c) provides adequate assurance of performance during the fully stated term hereof of all of the terms, covenants, and provisions of this Lease to be performed by Tenant. In no event after the assumption of this Lease shall any then-existing default remain uncured for a period in excess of the earlier of ten (10) days or the time period set forth herein. Adequate assurance of performance of this Lease, as set forth hereinabove, shall include, without limitation, adequate assurance: (i) of the source of rent reserved hereunder; and (ii) that the assumption of this Lease will not breach any provision hereunder.

      If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of such proposed assignment, setting forth: (i) the name and address of such person; (ii) all of the terms and conditions of such offer, and (iii) the adequate assurance to be provided Landlord to assure such person's future performance under the Lease, including, without limitation, the assurance referred to in Section 365(b)(3) of the Bankruptcy Code, shall be given to Landlord by the Tenant no later than twenty (20) days after receipt by the Tenant but in any event no later than ten (10) days prior to the date that the Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and

Landlord shall thereupon have the prior right and option, to be exercised by notice to the Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

      If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code any and all monies or other considerations payable or otherwise to be delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of the Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting the Landlord's property under the preceding sentence not paid or delivered to the Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid to the Landlord.

      Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be conclusively deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption. Any such assignee shall be permitted to use the Leased Premises only for the Use.

      Nothing contained in this Section shall, in any way, constitute a waiver of the provisions of Article XVI of this Lease relating to alienation. Tenant shall not, by virtue of this section, have any further rights relating to assignment other than those granted in the Bankruptcy Code. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purpose of Section 501(b)(6) or any successive section of the Bankruptcy Code.

                                  ARTICLE XXIII
                  LANDLORD'S PERFORMANCE OF TENANT'S COVENANTS

      SECTION 23.1. LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS. In the event Tenant shall fail to maintain any insurance required to be paid by it under the terms hereof, or in an Emergency Situation or upon occurrence of an Event of Default, Landlord may (but shall not be obligated so to do), and without waiving or releasing Tenant from any obligation of Tenant hereunder, make any payment or perform any other act which Tenant is obligated to make or perform under this Lease in such manner and to such extent as Landlord may deem desirable; and in so doing Landlord shall also have the right to enter upon the Premises for any purpose reasonably necessary in connection therewith and to pay or incur any other necessary and incidental costs and expenses, including reasonable attorneys' fees. All sums so paid and all liabilities so incurred by Landlord, together with interest thereon at the rate per annum which is the lesser of (i) the Lease Interest Rate or (ii) the highest rate permitted by law shall be deemed Additional Rent hereunder and shall be payable to Landlord upon demand as Additional Rent. Landlord shall use reasonable efforts to give prior notice (which may be oral) of its performance, if reasonably feasible under the circumstances. The performance of any such obligation by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same.

Inaction of Landlord shall never be considered as a waiver of any right accruing to it pursuant to this Lease. Landlord, in making any payment hereby authorized:
(a) relating to Taxes, may do so according to any bill, statement or estimate, without inquiry into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof, (b) for the discharge, compromise or settlement of any lien, may do so without inquiry as to the validity or amount of any claim for lien which may be asserted; or (c) in connection with the completion of construction of improvements to the Premises or the repair, maintenance or the payment of operating costs thereof, may do so in such amounts and to such persons as Landlord reasonably may deem appropriate. Nothing contained herein shall be construed to require Landlord to advance monies for any purpose. Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage of Tenant or any other occupant of the Premises or any part thereof, by reason of making repairs or the performance of any work on the Premises or on account of bringing materials, supplies and equipment into or through the Premises during the course thereof and the obligations of Tenant under this Lease shall not thereby be affected in any manner. In doing so, however, Landlord shall use reasonable efforts not to interfere with the normal operation of the Premises. The term "EMERGENCY SITUATION" shall mean a situation which has caused or is likely to cause bodily injury to persons, contamination of or physical damage to the Premises or adjoining property or economic liability or criminal jeopardy to Landlord.

                                  ARTICLE XXIV
                              EXERCISE OF REMEDIES

      SECTION 24.1. CUMULATIVE REMEDIES. No remedy contained herein or otherwise conferred upon or reserved to Landlord, shall be considered exclusive of any other remedy, but the same shall be cumulative and shall be in addition to every other remedy given herein, now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease to Landlord may be exercised from time to time and as often as occasion may arise or as may be deemed expedient. No delay or omission of Landlord to exercise any right or power arising from any default shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein.

      SECTION 24.2. NO WAIVER. No waiver of any breach of any of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach, or a waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. The acceptance by Landlord of any payment of Rent or other sums payable hereunder after the termination by Landlord of this Lease or of Tenant's right to possession hereunder shall not, in the absence of agreement in writing to the contrary by Landlord, be deemed to restore this Lease or Tenant's right to possession hereunder, as the case may be, but shall be construed as a payment on account and not in satisfaction of damages due from Tenant to Landlord. Receipt of Rent by Landlord, with knowledge of any breach of this Lease by Tenant or of any default by Tenant in the observance or performance of any of the conditions or covenants of this Lease, shall not be deemed to be a waiver of any provision of this Lease.

                                   ARTICLE XXV
                           SUBORDINATION TO MORTGAGES

      SECTION 25.1. SUBORDINATION. Landlord may execute and deliver a mortgage or trust deed in the nature of a mortgage (both sometimes hereinafter referred to as "Mortgage") against the Premises or any portion thereof. This Lease and the rights of Tenant hereunder, shall automatically, and without the requirement of the execution of any further documents, be and are hereby made expressly subject and subordinate at all times to the lien of any Mortgage now or hereafter encumbering any portion of the Improvements, and to all advances made or hereafter to be made upon the security thereof, provided, however, the holder of said Mortgage agrees in writing not to disturb the rights of Tenant under this Lease so long as Tenant is not in default hereunder. Notwithstanding the foregoing, Tenant agrees to execute and deliver such instruments subordinating this Lease to the lien of any such Mortgage as may be requested in writing by Landlord from time to time, provided that such instruments shall not materially modify the terms of this Lease. Notwithstanding anything to the contrary contained herein, any mortgagee under a Mortgage may, by notice in writing to the Tenant, subordinate its Mortgage to this Lease.

      SECTION 25.2. MORTGAGE PROTECTION. Tenant agrees to give the holder of any Mortgage, by registered or certified mail, a copy of any notice of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has received notice (by way of service on Tenant of a copy of an assignment of rents and leases, or otherwise) of the address of such mortgagee and containing a request therefor. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease and such default does not materially adversely affect the habitability of the Premises, then said mortgagee shall have an additional thirty (30) days after receipt of notice thereof within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary, if, within such thirty (30) days, any mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure). Such period of time shall be extended by any period within which such mortgagee is prevented from commencing or pursuing such foreclosure proceedings by reason of Landlord's bankruptcy. Until the time allowed as aforesaid for said mortgagee to cure such defaults has expired without cure, Tenant shall have no right to, and shall not, terminate this Lease on account of default. This Lease may not be modified or amended so as to reduce the Rent or shorten the Term, or so as to adversely affect in any other respect to any material extent the rights of the Landlord, nor shall this Lease be cancelled or surrendered, without the prior written consent, in each instance, of the mortgagee.

                                  ARTICLE XXVI
                              INDEMNITY AND WAIVER

      SECTION 26.1. INDEMNITY. Tenant shall not do or permit any act or thing to be done or omit to do any act or thing upon the Premises which may subject Landlord to any liability or responsibility for injury, damage to persons or property, or to any liability by reason of any violation of applicable laws and shall exercise such control over the Premises so as to fully protect Landlord against any such liability. Tenant shall defend, indemnify and save Landlord, and any official, agent, beneficiary, contractor, director, employee, lessor, mortgagee, officer, parent, partner, shareholder and trustee of Landlord (each an "INDEMNIFIED PARTY") representatives, successors and assigns harmless from and against any and all liabilities, suits, judgments, settlements, obligations, fines, damages, penalties, claims, costs, charges and expenses, including, without limitation, engineers', architects' and attorneys' fees, court costs and disbursements, which may be imposed upon or incurred by or asserted against any Indemnified Party by reason of any of the following occurring during or after (but attributable to a period of time falling within) the Term:

                  (a) any demolition or razing or construction of any improvements or any other work or thing done in, on or about the Premises or any part thereof by Tenant or any member of the Tenant Group (defined below), including any claim that such work constitutes "public works";

                  (b) any use, nonuse, possession, occupation, alteration, repair, condition, operation, maintenance or management of the Premises or any part thereof or of any tunnel, creek, ditch, detention area, sidewalk, curb or vault adjacent thereto by Tenant or any member of the Tenant Group;

                  (c) any act or failure to act on the part of Tenant or any member of the Tenant Group;

                  (d) any accident, injury (including death) or damage to any person or property occurring in, on or about the Premises or any part thereof or in, on or about any tunnel, creek, ditch, detention area, sidewalk, curb or vault adjacent thereto as a result of the act or neglect of Tenant or any member of the Tenant Group;

                  (e) any failure to perform or comply with any of the covenants, agreements, terms or conditions in this Lease on Tenant's part to be performed or complied with (other than the payment of money);

                  (f) any lien or claim which may be alleged to have arisen against or on the Premises, or any lien or, claim which may be alleged to have arisen out of this Lease and created or permitted to be created by Tenant or any member of the Tenant Group against any assets of Landlord, or any liability which may be asserted against Landlord with respect thereto;

                  (g) any failure on the part of Tenant to keep, observe and perform any of the terms, covenants, agreements, provisions, conditions or limitations contained in the contracts and agreements affecting the Premises on Tenant's part to be kept, observed or performed; and

                  (h) any contest permitted pursuant to the provisions of this Lease.

      No agreement or covenant of Tenant in this Section 26.1 shall be deemed to exempt Landlord from, and Tenant's obligations under this Section 26.1 shall not include liability or damages for injury to persons or damage to property caused by or resulting from the negligence of Landlord, its agents or employees, in the operation or maintenance of the Project.

      The obligations of Tenant under this Section 26.1 shall not be affected in any way by the absence in any case of covering insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part under insurance policies affecting the Premises or any part thereof.

      SECTION 26.2. WAIVER OF CLAIMS. Except for the negligence of Landlord and/or Landlord's agents, Tenant waives all claims it may have against Landlord and Landlord's agents for damage or injury to person or property sustained by Tenant or any persons claiming through Tenant or by any occupant of the Premises, or by any other person, resulting from any part of the Premises becoming out of repair, or resulting from any accident on or about the Premises or resulting directly or indirectly from any act or neglect of any person, including Landlord to the extent permitted by law. This Section 26.2. shall include, but not by way of limitation, damage caused by water, snow, frost, steam, excessive heat or cold, sewage, gas, odors, or noise, or caused by bursting or leaking pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of Tenant or of any other person, including Landlord to the extent permitted by law, and whether such damage be caused or result from anything or circumstance above mentioned or referred to, or to any other thing or circumstance whether of a like nature or of a wholly different nature. All Tenant's Equipment and other personal property belonging to Tenant or any occupant of the Premises that is in or on any part of the Premises shall be there at the risk of Tenant or of such other person only, and Landlord shall not be liable for any damage thereto or for the theft or misappropriation thereof.

                                  ARTICLE XXVII
                                    SURRENDER

      SECTION 27.1. CONDITION. Upon the termination of this Lease whether by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises to Landlord, broom clean, in good order, condition and repair, reasonable wear and tear excepted. "Broom clean" means free from all debris, dirt, rubbish, personal property of Tenant, oil, grease, tire tracks or other substances, inside and outside of the Improvements and on the grounds comprising the Premises. Any damage caused by removal of Tenant from the Premises, including any damages caused by removal of Tenant's Equipment as defined above, shall be repaired and paid for by Tenant prior to the expiration of the Term.

      SECTION 27.2. REMOVAL OF TENANT'S EQUIPMENT. Upon the termination of this Lease by lapse of time, or otherwise, Tenant may remove Tenant's Equipment provided, however, that Tenant shall repair any injury or damage to the Premises which may result from such removal. If Tenant does not remove Tenant's Equipment from the Premises prior to the end of the Term, however ended, Landlord may, at its option, remove the same and deliver the same to any other place of business of Tenant or warehouse the same, and Tenant shall pay the cost of such removal (including the repair of any injury or damage to the Premises resulting from such removal), delivery and warehousing to Landlord on demand, or Landlord may treat tenant's equipment as having been conveyed to Landlord with this Lease as a Bill of Sale, without further payment or credit by Landlord to Tenant.

      SECTION 27.3. HOLDOVER. If Tenant retains possession of the Premises or any part thereof after the termination of the Term, by lapse of time and otherwise, then Tenant shall pay to Landlord monthly rent, at double the rate payable for the month immediately preceding said holding over (including increases for additional rent which Landlord may reasonably estimate), computed on a per-month basis, for each month or part thereof (without reduction for any such partial month) that Tenant thus remains in possession, and in addition thereto, Tenant shall pay Landlord all damages, consequential as well as direct, sustained by reason of Tenant's retention of possession. Alternatively, at the election of Landlord expressed in a written notice to Tenant and not otherwise, such retention of possession shall constitute a renewal of this Lease for one
(1) year, at a rental equal to one hundred twenty percent (120%) of the Rent during the previous year. The provisions of this paragraph do not exclude the Landlord's rights of re-entry or any other right hereunder. Any such extension or renewal shall be subject to all other terms and conditions herein contained.

                                 ARTICLE XXVIII
                           COVENANT OF QUIET ENJOYMENT

      SECTION 28.1. COVENANT OF QUIET ENJOYMENT. Landlord covenants that Tenant, on paying the Rent and all other charges payable by Tenant hereunder, and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, all of which obligations of Tenant are independent of Landlord's obligations hereunder, shall, during the Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreement hereof free from hindrance by Landlord or any person claiming by, through or under Landlord.

                                  ARTICLE XXIX
                                  NO RECORDING

      SECTION 29.1. SHORT FORM OF LEASE. This Lease shall not be recorded, except Tenant, at its sole cost and expense, may record a short form memorandum of this Lease detailing only its right of first refusal to purchase as granted in Article XXXVI herein strictly in the form set forth on Exhibit "D" attached hereto and incorporated herein.

                                   ARTICLE XXX
                                     NOTICES

      SECTION 30.1. NOTICES. All notices, consents, approvals to or demands upon or by Landlord or Tenant desired or required to be given under the provisions hereof, shall be in writing. Any notices or demands from Landlord to Tenant shall be deemed to have been duly and sufficiently given if a copy thereof has been personally served, forwarded by expedited messenger or recognized overnight courier service with evidence of delivery or mailed by United

States registered or certified mail in an envelope properly stamped and addressed to Tenant at Tenant's Mailing Address, or at such other address as Tenant may theretofore have furnished by written notice to Landlord. Any notices or demands from Tenant to Landlord shall be deemed to have been duly and sufficiently given if forwarded by expedited messenger or recognized overnight courier service with evidence of delivery or mailed by United States registered or certified mail in an envelope properly stamped and addressed to Landlord at Landlord's Mailing Address, with a copy to Mark S. Richmond, Katz Randall & Weinberg, 333 West Wacker Drive, Suite 1800, Chicago, Illinois 60606, or at such other address as Landlord may theretofore have furnished by written notice to Tenant. The effective date of such notice shall be the date of actual delivery, except that if delivery is refused, the effective date of notice shall be the date delivery is refused.

                                  ARTICLE XXXI
                             COVENANTS RUN WITH LAND

      SECTION 31.1. COVENANTS. All of the covenants, agreements, conditions and undertakings in this Lease contained shall extend and inure to and be binding upon the heirs, executors, administrators, successors and assigns of the respective parties hereto, the same as if they were in every case specifically named, and shall be construed as covenants running with the Land, and wherever in this Lease reference is made to either of the parties hereto, it shall be held to include and apply to, wherever applicable, the heirs, executors, administrators, successors and assigns of such party. Nothing herein contained shall be construed to grant or confer upon any person or persons, firm, corporation or governmental authority, other than the parties hereto, their heirs, executors, administrators, successors and assigns, any right, claim or privilege by virtue of any covenant, agreement, condition or undertaking in this Lease contained.

      SECTION 31.2. RELEASE OF LANDLORD. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of title to the Premises, and in the event of any transfer or transfers of the title, Landlord herein named (and in the case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all personal liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee.

                                  ARTICLE XXXII
                              ENVIRONMENTAL MATTERS

      SECTION 32.1. DEFINED TERMS.

                  (a) "HAZARDOUS MATERIAL" shall include but shall not be limited to any substance, material, or waste that is regulated by any federal, state, or local governmental authority because of toxic, flammable, explosive, corrosive, reactive, radioactive or other properties that may be hazardous to human health or the environment, including without limitation asbestos and asbestos-containing materials, radon, petroleum and petroleum products, urea formaldehyde foam insulation, methane, lead-based paint, polychlorinated biphenyl compounds, hydrocarbons or like substances and their additives or constituents, pesticides, agricultural chemicals, and any other special, toxic, or hazardous substances, materials, or wastes of any kind, including without limitation those now or hereafter defined, determined, or identified as "hazardous substances," "hazardous materials," "toxic substances," or "hazardous wastes" in any Environmental Law.

                  (b) "ENVIRONMENTAL LAW" shall mean any federal, state, or local law, statute, ordinance, code, rule, regulation, policy, common law, license, authorization, decision, order, or injunction which pertains to health, safety, any Hazardous Material, or the environment (including but not limited to ground, air, water, or noise pollution or contamination, and underground or aboveground tanks) and shall include, without limitation, the Resource Conservation and Recovery Act, 42 U.S.C. 86901 et seq., as amended by the Hazardous and Solid Waste Amendments of 1984; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 89601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986; the Hazardous Materials Transportation Act, 49 U.S.C. 81801 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. 81251 et seq.; the Clean Air Act, 42 U.S.C. 87401 et seq.; the Toxic Substances Control Act, 15 U.S.C. 82601 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; the Illinois Environmental Protection Act, 415 ILCS 4/1 et seq.; the Municipal Code of the City of Chicago; the Rivers and Harbors Act, (33 U.S.C. 8401 et seq.); the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. 11001 et seq. ("EPCRA"), the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. 136 to 136y; the Oil Pollution Act of 1990,33 U.S.C. 2701 et seq.; and the Occupational Safety and Health Act, 29 U.S.C. 651 et seq, and any other federal, state, or local environmental requirements, together with all rules, regulations, orders, and decrees now or hereafter promulgated under any of the foregoing, as any of the foregoing now exist or may be changed or amended or come into effect in the future.

                  (c) "ENVIRONMENTAL CLAIM" shall mean and include any demand, notice of violation, inquiry, cause of action, proceeding, or suit for damages (including reasonable attorneys', consultants', and experts' fees, costs or expenses), losses, injuries to person or property, damages to natural resources, fines, penalties, interest, cost recovery, compensation, or contribution resulting from or in any way arising in connection with any Hazardous Material or any Environmental Law.

                  (d) "PRE-EXISTING CONDITION" shall mean the presence of any Hazardous Material on the Premises, to the extent such Hazardous Material was not introduced onto the Premises after the Commencement Date.

                  (e) "ENVIRONMENTAL CONDITION" shall mean (i) the presence on the Premises of one or more underground storage tanks or (ii) the existence of any Hazardous Material on the Premises, other than a Pre-Existing Condition,

                        (i) in violation of or requiring cleanup under any
            Environmental Law or the provisions of this Article XXXII, or

                        (ii) in concentrations or at levels exceeding applicable
            federal, state, or local standards for soil, groundwater, or waste on residential properties,

either of which subjects Landlord to liability for any Environmental Claim or which must be remediated to prevent Landlord from incurring loss of any kind.

                  (f) "ENVIRONMENTAL REMEDIATION" shall mean any investigation, cleanup, removal, containment, remediation, or other action relating to an Environmental Condition (i) required pursuant to any Environmental Law, or
      (ii) necessary to prevent Landlord from incurring, or relieve Landlord from, loss of any kind as a result of an Environmental Claim.

                  (g) "REMEDIATING PARTY" shall mean the party which has elected (or is deemed to have elected) to perform any Environmental Remediation.

                  (h) "TENANT GROUP" any or all of Tenant's agents, employees, representatives, contractors, workmen, mechanics, suppliers, customers, guests, licensees, invitees, sublessees, assignees and all of their respective successors and assigns or any party claiming by, through or under any of them.

      SECTION 32.2. TENANT'S COVENANTS WITH RESPECT TO ENVIRONMENTAL MATTERS. During the Term, Tenant, at its sole cost and expense, shall:

                  (a) comply with all Environmental Laws relating to the use and operation of the Premises;

                  (b) keep the Premises free of any Hazardous Material other than Hazardous Substances customarily used in the normal operation, repair, maintenance or cleaning of warehouses or offices ("Permitted Substances") in, by Tenant or any of the Tenant Group and which are used and stored in strict compliance with Environmental Laws and the terms of this Lease;

                  (c) not exacerbate a Pre-Existing Condition;

                  (d) upon the discovery of an Environmental Condition:

                        (i) promptly, but not later than three (3) business days
            after the discovery of the Environmental Condition, notify Landlord of the Environmental Condition;

                        (ii) furnish a letter of credit, personal guaranty,
            escrow of funds, or other security reasonably acceptable to Landlord to secure performance of Environmental Remediation and to assure Landlord that all necessary funds are readily available to Landlord to pay the costs and expenses of Environmental

            Remediation provided such Environmental Remediation is not the result of a Pre-Existing Condition which Tenant has not exacerbated;

                        (iii) prior to commencement of any Environmental
            Remediation, submit a proposed scope of work for the Environmental Remediation, together with a timetable and a cost estimate, to Landlord for review and approval;

                        (iv) after obtaining Landlord's approval, diligently
            perform the approved Environmental Remediation;

                        (v) submit to Landlord in a timely manner for Landlord's
            review and comment the documentation and information required by Sections 32.6 and 32.7 of this Lease relating to each phase of the Environmental Remediation;

                        (vi) comply with applicable release reporting
            requirements and provide Landlord with any information necessary for Landlord to comply with Environmental Law; and

                        (vii) obtain a so-called "no further action letter" or
            other acknowledgment from the federal, state, or local governmental agency with jurisdiction over the Environmental Condition that the Premises have been fully remediated without reliance on institutional controls (including but not limited to deed restrictions) or engineered barriers;

                  (e) not install or operate any above or below ground tank, sump, pit, pond, lagoon, or other storage or treatment vessel or device on the Premises without first obtaining Landlord's prior written consent;

                  (f) not handle, use, generate, treat, dispose of, or permit the use, handling, generation, treatment, storage, or disposal of any Hazardous Material in, on, under, around, or above the Premises at any time during the Term, except for Permitted Substances used and stored in strict compliance with Environmental Laws and the terms of this Lease;

                  (g) not use any above-ground tank (including barrels and drums), of any size within or without the Premises, except (i) in compliance with all Environmental Laws, and (ii) if secondary containment approved by Landlord is provided. Empty tanks, barrels and drums shall be presumed to have one (1) inch of product remaining when declared empty.

      SECTION 32.3. CONDUCT OF TENANT. If Tenant, with the prior written authorization of Landlord, which authorization may be granted or denied by Landlord in its sole and absolute discretion, generates, uses, transports, stores, treats, or disposes of any Hazardous Material:

                  (a) Tenant shall, at its own cost and expense, comply with all Environmental Laws relating to any Hazardous Material;

                  (b) Tenant shall (i) not dispose of any Hazardous Material in dumpsters or trash containers or at any other location' at the Premises;
      (ii) not discharge any Hazardous Material into drains or sewers; (iii) not cause or allow the release, discharge, emission, or run-off of any Hazardous Material to air, surface waters, the land, or ground water, whether directly or indirectly; (iv) at Tenant's own cost and expense, arrange for the lawful transportation and off-site disposal of all Hazardous Materials generated by Tenant: (v) provide secondary containment around all Hazardous Material storage containers, storage facilities, and above-ground storage tanks; (vi) conduct all necessary environmental inspections, including but not limited to asbestos inspections prior to any renovation or demolition as required by 40 CFR Part 61, and provide copies of all reports associated with such inspections to Landlord; (vii) comply with all reporting requirements under any federal, state, or local ordinance, statute, or regulation, including but not limited to toxics inventory reporting under EPCRA, the provisions of 40 CFR Part 61, or various regulations controlling the emissions of volatile organic compounds, and Tenant shall provide copies of all such reports and notifications to Landlord; and (viii) use only highly skilled people acceptable to Landlord to address all environmental issues associated with the Premises, and ensure that such people and all employees of the Tenant shall receive all training or certification required under any federal, state, or local legal requirement specifically mentioned or alluded to in
      Section 30.1 of this Lease;

                  (c) Tenant shall promptly provide Landlord with copies of all communications, permits, or agreements with any governmental authority or agency (federal, state, or local) or any private entity relating in any way to the violation or alleged violation of any Environmental Laws or to any violation of Tenant's obligations under subparagraph (B) above;

                  (d) Landlord and Landlord's agents and employees shall have the right to enter the Premises, upon advance notice to Tenant and shall not unreasonably disrupt Tenant's business operations at the Premises, except in the event of an emergency, and/or conduct appropriate tests for the purpose of ascertaining that Tenant complies with all applicable laws, rules or permits relating in any way to the presence of any Hazardous Materials on the Premises; and

                  (e) On any occasion in the event that Landlord can show a likelihood that Tenant's operations at the Premises caused an existing environmental problem at the Premises, Tenant shall provide Landlord the results of appropriate tests of air, water, and soil to demonstrate (i) that Tenant is in compliance with all applicable laws, rules or permits relating in any way to the presence of any Hazardous Material on the Premises and (ii) the lack of any releases, discharges, or emissions.

      If the presence, release, threat of release, or placement of any Hazardous Material on or in the Premises occurs or is caused in whole or in part during the Term of this Lease, or the generation, transportation, storage, treatment, or disposal of any Hazardous Material at the Premises occurs or is caused in whole or in part during the Term of this Lease, and such gives rise to liability (including, but not limited to, a response action, remedial action, or removal action) under any Environmental Law or common law theory, including but not limited to nuisance, strict liability, negligence and trespass, Tenant shall promptly take any and all action necessary to clean up the Premises and mitigate exposure to liability arising from the Hazardous Material, whether or not required by law.

      SECTION 32.4. EXACERBATION. If Tenant exacerbates a Pre-Existing Condition (as .a result of Tenant's investigative or remedial activities or otherwise) during the Lease Term, the provisions of this Article XXXII shall apply to such~ exacerbation of the Pre-Existing Condition as if it were an Environmental Condition, and Tenant shall perform Environmental Remediation as to such exacerbation. Tenant shall be responsible for all fines and penalties caused by Tenant or to the extent exacerbated by Tenant at any time during the Lease Term.

      SECTION 32.5. RIGHTS OF INSPECTION. Landlord and their respective agents and representatives shall have a right of entry and access to the Premises at any time in Landlord's discretion upon advance notice to Tenant and shall not unreasonably disrupt Tenant's business operations at the Premises, except in the event of an emergency, for the purposes of (i) inspecting the documentation relating to Hazardous Materials or environmental matters maintained by Tenant or occupant of the Premises; (ii) ascertaining the nature of the activities being conducted on the Premises and investigating whether Tenant is in compliance with its obligations under Article XXXII of this Lease; and (iii) determining the type, kind, and quantity of all products, materials, and substances brought onto the Premises, or made or produced thereon. Landlord and its agents and representatives shall have the right to take samples in quantities sufficient for analysis of all products, materials, and substances present on the Premises including, but not limited to, samples, products, materials, or substances brought onto or made or produced on the Premises by Tenant or occupant of the Premises or their respective agents, employees, contractors or invitees and shall also have the right to conduct other tests and studies as may be reasonably determined by Landlord to be appropriate in order to investigate whether Tenant is in compliance with its obligations under Article XXXII.

      SECTION 32.6. COPIES OF NOTICES. During the term of this Lease, Tenant and Landlord shall each provide the other promptly with copies of all summons, citations, directives, information inquiries or requests, notices of potential responsibility, notices of violation or deficiency, orders or decrees, Environmental Claims, complaints, investigations, judgments, letters, notices of environmental liens or response actions in progress, and other communications, written or oral, actual or threatened, received in the case of Tenant, by Tenant or occupant of the Premises, or in the case of Landlord, by Landlord, from the United States Environmental Protection Agency, Occupational Safety and Health Administration, Illinois Environmental Protection Agency, Illinois Office of the State Fire Marshall, Chicago Department of the Environment, or other federal, state, or local agency or authority, or any other entity or individual (including both governmental and non-governmental entities and individuals), concerning (a) any actual or alleged release of any Hazardous Material on, to, or from the Premises; (b) the imposition of any lien on the Premises relating to any Hazardous Material; (c) any actual or alleged violation of or responsibility under Environmental Laws; or (d) any actual or alleged liability under any theory of common law tort or toxic tort, including without limitation, negligence, trespass, nuisance, strict liability, or ultrahazardous activity.

      SECTION 32.7. TESTS AND REPORTS.

                  (a) Upon written request by Landlord, Tenant shall provide Landlord, at Tenant's expense, with (i) copies of all environmental reports and tests prepared or obtained by or for Tenant or occupant of the Premises; (ii) copies of transportation and disposal contracts (and related manifests, schedules, reports, and other information) entered into or obtained by Tenant with respect to any Hazardous Material; (iii) copies of any permits issued to Tenant under Environmental Laws with respect to the Premises; (iv) prior to filing, copies of any and all reports, notifications, and other filings to be made by Tenant or occupant off the Premises to any federal, state, or local environmental authorities or agencies, and after filing, copies of such filings; and (v) any other relevant documents and information with respect to environmental matters relating to the Premises. Tenant shall be obligated to provide such documentation only to the extent that the documentation is within Tenant's possession or control.

                  (b) In addition, if Landlord ever reasonably believes that Tenant has breached the terms of this Article XXXII, or if any Environmental Claim is made or threatened, or if a default shall have occurred under the Lease, or at Landlord's discretion, one (1) time per Lease Year, Landlord shall have the right, but not the duty, to enter upon the Premises and conduct an environmental assessment of the Premises, including but not limited to a visual site inspection, review of records pertaining to the site, and interviews of Tenant's representatives or others concerning the site use and history and other matters. The investigation may also include reasonable subsurface or other invasive investigation of the Premises, including but not limited to soil borings and sampling of site soil and ground or surface water for laboratory analysis, as may be recommended by the Landlord's consultant (discussed below) as part of its inspection of the Premises or based upon such other reasonable evidence of Environmental Conditions warranting such subsurface or other invasive investigation. Landlord shall have the right, but not the duty, to retain any independent professional consultant to conduct any such environmental assessment; provided, however, that Landlord agrees to limit, in the absence of an Environmental Claim or default under this
      Article XXXII, the number of such environmental assessments to one (1) per Lease Year for the Lease Term. Tenant will cooperate with the Landlord's consultant and will supply to the consultant, promptly upon request, any information reasonably requested by Landlord to facilitate the completion of the environmental assessment. Landlord and its designees are hereby granted access to the Premises at any time or times, upon reasonable notice (which may be written or oral) to perform such environmental assessment. In exercising its right, Landlord shall use its reasonable efforts to minimize disruption of operations at the Premises. Any costs associated with performance of the environmental assessment, including but not limited to the consultant fees and restoration of any property damaged by such environmental assessment, shall be paid by Landlord unless such investigation discloses an Environmental Condition and Tenant caused said Environmental Condition, in which case Tenant shall pay such costs.

                  (c) Tenant shall pay costs incurred by Landlord (including consultants' fees, costs and expenses) to review and comment on all reports and other documentation and information required by Sections 32.5 and 32.6., and to monitor the performance of any Environmental Remediation performed by Tenant, so long as the Environmental Condition was caused by Tenant.

      SECTION 32.8. INDEMNIFICATION. Tenant shall reimburse, defend with counsel chosen by Landlord, indemnify, and hold Landlord and any other Indemnified Party free and harmless from and against any and all Environmental Claims, response costs, losses, liabilities, damages, costs, and expenses, including without limitation loss of rental income, loss due to business interruption, and reasonable attorneys' and consultants' fees, costs and expenses arising out of or in any way connected with any or all of the following:

                  (a) any Hazardous Material (other than a Pre-Existing Condition) which, at anytime during the Term, is or was actually or allegedly generated, stored, treated, released, disposed of, or otherwise located on or at the Premises as a result of the act or omission of Tenant or any member of the Tenant Group (regardless of the location at which such Hazardous Material is now or may in the future be located or disposed
      of), including, but not limited to any and all (i) liabilities under any common law theory of tort, nuisance, strict liability, ultrahazardous activity, negligence, or otherwise based upon, resulting from or in connection with any Hazardous Material; (ii) obligations to take response, cleanup, or corrective action pursuant to any Environmental Laws; and
      (iii) the costs and expenses of investigation or remediation in connection with the decontamination, removal, transportation, incineration, or disposal of any of the foregoing; and

                  (b) any actual or alleged illness, disability, injury, or death of any person, in any manner arising out of or allegedly arising out of exposure to any Hazardous Material or other substances or conditions present at the Premises as a result of the act or omission of Tenant or any member of the Tenant Group (including, but not limited to, ownership, operation, and disposal of any equipment which generates, creates, or uses electromagnetic files, x-rays, other forms of radiation and radioactive materials), regardless of when any such illness, disability, injury, or death shall have occurred or been incurred or manifested itself; and

                  (c) any actual or alleged failure of Tenant or any member of the Tenant Group at any time and from time to time to comply with all applicable Environmental Laws or any permit issued thereunder;

                  (d) any failure by Tenant to comply with any obligation under this Article XXXII relating to an Environmental Condition for which Tenant is Remediating Party;

                  (e) Tenant's failure to provide any information, make any submission, and take any step required by any relevant governmental authorities;

                  (f) the imposition of any lien for damages caused by, or the recovery of any costs for, the remediation or cleanup of any Hazardous Material as a result of events that took place during the Term of this Lease as a result of the act or omission of Tenant or any member of the Tenant Group;

                  (g) costs of removal of any and all Hazardous Materials from all or any portion of the Premises, which Hazardous Materials came to be present at the Premises during the Term of this Lease as a result of the act or omission of Tenant or any member of the Tenant Group;

                  (h) costs incurred to comply, in connection with all or any portion of the Premises, with all governmental requirements with respect to any Hazardous Material on, in, under or affecting the Premises, which Hazardous Material came to be present at the Premises during the Term of this Lease as a result of the act or omission of Tenant or any member of the Tenant Group;

                  (i) any spills, charges, leaks, escapes, releases, dumping, transportation, storage, treatment, or disposal of any Hazardous Material which occur during the Term of this Lease, but only to the extent that such Hazardous Material originated from or were or are located on the Premises.

      In the event Environmental Claims or other assertion of liability shall be made against any Indemnified Party for which the Indemnified Party is entitled to indemnity hereunder, the procedure set forth in Section 24.1 shall apply. The obligations of Tenant under this Section 32.8 shall survive any termination or expiration of this Lease.

      SECTION 32.9. TENANT ACKNOWLEDGMENTS WITH RESPECT TO ENVIRONMENTAL MATTERS. Tenant acknowledges that the Premises are being leased in their present "as is" condition. Tenant further acknowledges that Landlord has made no representation whatsoever regarding any Hazardous Material on or about the Premises.

      SECTION 32.10. NO LIABILITY OF LANDLORD.

                  (a) Except for Pre-Existing Conditions not exacerbated by Tenant or any member of the Tenant Group, Landlord shall not have any liability to Tenant or any of its employees, agents, shareholders, officers or directors, or any other persons as a result of any Hazardous Material now or hereafter located d on the Premises.

                  (b) Tenant hereby waives and releases Landlord from all Environmental Claims arising from or relating to Pre-Existing Conditions.

                                 ARTICLE XXXIII
                                SECURITY DEPOSIT

      SECTION 33.1. SECURITY DEPOSIT. Tenant agrees to deposit with Landlord, upon the execution of this Lease, the Security Deposit as security for the full and faithful performance by Tenant of each and every term, provision, covenant and condition of this Lease. If Tenant defaults in respect to any of the terms, provisions, covenants and conditions of this Lease including, but not limited to, payment of all rental and other sums required to be paid by Tenant hereunder, Landlord may use, apply or retain the whole or any part of the security so deposited for the payment of such rent in default, for any sum which Landlord may expend or be required to expend by reason of Tenant's default including, without limitation, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency shall have accrued before or after re-entry by Landlord. If any of the security deposit shall be so used, applied or retained by Landlord at any time or from time to time, Tenant shall promptly, in each such instance, on written demand therefor by Landlord, pay to Landlord such additional sums as may be necessary to restore the security deposit to the original amount set forth in the first sentence of this section. If Tenant shall fully and faithfully comply with all the terms, provisions, covenants and conditions of this Lease, the security deposit, or the balance thereof, shall be returned to Tenant after the following: (a) the time fixed as the expiration of the Term of this Lease; (b) the removal of Tenant from the Premises; (c) the surrender of the Premises by Tenant to Landlord in accordance with this Lease; and (d) final determination of all amounts payable by Tenant hereunder and payment of same. Except as otherwise required by law, Tenant shall not be entitled to any interest on the aforesaid security deposit. In the absence of evidence satisfactory to Landlord of an assignment of the right to receive the security deposit o:(degree) the remaining balance thereof, Landlord may return the security deposit to the original Tenant, regardless of one or more assignments of this Lease. In the event Landlord fails to return the Security Deposit to Tenant within forty-five (45) days from the time required under this Lease, then the Security Deposit shall bear interest thereafter until returned, at the Lease Interest Rate.

                                  ARTICLE XXXIV
                                  MISCELLANEOUS

      SECTION 34.1. CAPTIONS. The captions of this Lease are for convenience only and are not to be construed as part of this Lease and shall not be construed as defining or limiting in any way the scope or intent of the provisions hereof.

      SECTION 34.2. SEVERABILITY. If any covenant, agreement or condition of this Lease or the application thereof to any person, firm or corporation or to any circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such covenant, agreement or condition to persons, firms or corporations or to circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each covenant, agreement or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.

      SECTION 34.3. APPLICABLE LAW. This Lease shall be construed and enforced in accordance with the laws of the state where the Premises are located.

      SECTION 34.4. AMENDMENTS IN WRITING. None of the covenants, terms or conditions of this Lease, to be kept and performed by either party, shall in any manner be altered, waived, modified, changed or abandoned, except by a written instrument, duly signed, acknowledged and delivered by the other party.

      SECTION 34.5. RELATIONSHIP OF PARTIES. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership, or of joint venture by the parties hereto, it being understood and agreed that no provision contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord and Tenant.

      SECTION 34.6. BROKERAGE. Tenant warrants that it has no dealings with any real estate broker or agent in connection with this lease other than Landlord's Broker and Tenant's Broker, and Tenant covenants to pay, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any other broker or other agent with respect to this Lease or the negotiation thereof arising out of any acts of Tenant.

      SECTION 34.7. NO ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated and additional rent shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

      SECTION 34.8. JOINT EFFORT. The preparation of this Lease has been a joint effort of the parties hereto and the resulting documents shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

      SECTION 34.9. WAIVER OF JURY TRIAL. Tenant hereby waives a jury trial in action brought by Landlord hereunder.

      SECTION 34.10. TIME. Time is of the essence of this Lease, and all provisions herein relating thereto shall be strictly construed.

      SECTION 34.11. LANDLORD'S CONSENT. Landlord's granting of any consent under this Lease, or Landlord's failure to object to any action taken by Tenant without Landlord's consent required under this Lease, shall not be deemed a waiver by Landlord of its rights to require such consent for any further similar act by Tenant. No waiver by Landlord of any other breach of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach or to be a waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. None of the Tenant's covenants under this Lease, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord.

      SECTION 34.12. NO PARTNERSHIP. Landlord is not, and shall not be deemed to be, in any way or for any purpose, the partner, employer, principal, master or agent of or with Tenant.

      SECTION 34.13. LANDLORD'S LIABILITY. Notwithstanding anything to the contrary herein contained, there shall be absolutely no personal liability asserted or enforceable against Landlord or on any persons, firms or entities who constitute Landlord with respect to any of the terms, covenants, conditions and provisions of this Lease, and Tenant shall, subject to the rights of any mortgagee, look solely to the interest of Landlord, its successors and assigns in the, Premises for the satisfaction of each and every remedy of Tenant in the event of default by Landlord hereunder; such exculpation of personal liability is absolute and without any exception whatsoever. If the entity constituting Landlord is a partnership, Tenant agrees that the deficit capital account of any such partner shall not be deemed an asset or property of said partnership. Notwithstanding anything in this Lease to the contrary, with respect to any provision of this

Lease which requires Landlord's consent or approval, Tenant shall not be entitled to make, nor shall Tenant make, any claim for (and Tenant hereby waives any claim for) money damages as a result of any claim by Tenant that Landlord has unreasonably withheld or unreasonably delayed any consent or approval, but Tenant's sole remedy shall be an action or proceeding to enforce such provision, or for specific performance, injunction or declaratory judgment.

      SECTION 34.14. LANDLORD RIGHTS. This Lease does not grant any rights to light or air over or about the Premises. Landlord specifically excepts and reserves to itself the use of any roofs, the exterior and structural components of the Building, all rights to the land and improvements below the improved floor level of the Building, to the improvements and air rights above, the Building and to the improvements and air rights located outside the demising walls of the building and to such areas within the Building required for installation of utility lines and other installations and to such portions of the Premises necessary to access, maintain and repair same, and no rights with respect thereto are conferred upon Tenant.

      SECTION 34.15. ENTIRE AGREEMENT. It is understood and agreed that all understandings and agreements heretofore had between the parties hereto are merged in this Lease, the exhibits annexed hereto and the instruments and documents referred to herein, which alone fully and completely express their agreements, and that no party hereto is relying upon any statement or representation, not embodied in this Agreement, made by the other. Each party expressly acknowledges that, except as expressly provided in this Agreement, the other party and the agents and representatives of the other party have not made, and the other party is not liable for or bound in any manner by, any express or implied warranties, guaranties, promises, statements, inducements, representations or information pertaining to the transactions contemplated hereby.

      SECTION 34.16. RENT ABSOLUTE. Except as otherwise expressly provided herein, this Lease shall be deemed and construed to be a "net lease" and Tenant agrees to pay all costs and expenses of every kind and nature whatsoever, ordinary and extraordinary, arising out of or in connection with the ownership, maintenance, repair, replacement, use and occupancy of the Premises during the Term of this Lease, which, except for the execution and delivery hereof, would otherwise have been payable by Landlord.

      SECTION 34.17. TENANT AUTHORITY. Simultaneously with the execution and delivery of this Lease by Tenant, Tenant shall deliver to Landlord:

                  (a) Certified resolutions of its board of directors of Tenant executing this Lease on behalf of Tenant authorizing the execution and delivery of this Lease.

                  (b) A certificate of incumbency executed by the secretary of any corporate partner of Tenant executing this Lease on behalf of Tenant identifying by name, office and facsimile signature the officers of Tenant.

                  (c) A current certificate of good standing issued by the Secretary of State of the state of incorporation of Tenant and the State of Illinois.

                                  ARTICLE XXXV
                                 RENEWAL OPTIONS

      SECTION 35.1. RENEWAL OPTION(S). Tenant shall have the option ("Renewal Option") to renew the Initial Term for all of the Premises as of the expiration date of the Initial Term, for one (1) additional period of three (3) years , (the "Renewal Term") upon the following terms and conditions:

                  (a) Tenant gives Landlord written notice of its exercise of the Renewal Option at least six (6) months prior to the expiration of the Term.

                  (b) Tenant is not in default under this Lease either on the date Tenant delivers the notice required under subparagraph A. above or at any time thereafter prior to the commencement of the Renewal Term so exercised.

                  (c) Landlord shall be provided with evidence satisfactory to it of Tenant's compliance with the terms and conditions of Article XXXII hereof.

                  (d) All of the terms and provisions of this Lease (except this Article XXXV) shall be applicable to the Renewal Term, except that Rent for the Renewal Term shall be determined as follows: Base Rent for the first full lease year of the Renewal Term shall be $272,666.25 and shall increase annually by 3% each anniversary during the Renewal Term.

      SECTION 35.2. "AS IS" CONDITION. Tenant agrees to accept the Premises to be covered by this Lease during the Renewal Term in an "as is" physical condition and Tenant shall not be entitled to receive any allowance, credit, concession or payment from Landlord for the improvement thereof.

      SECTION 35.3. AMENDMENT. In the event that Tenant exercises the Renewal Option, then Landlord and Tenant shall mutually execute and deliver an amendment to this Lease reflecting the renewal of the Term on the terms herein provided, which amendment shall be executed and delivered promptly after the determination of Rent to be applicable to the Renewal Term as hereinabove provided.

      SECTION 35.4. TERMINATION. The Renewal Options herein granted shall automatically terminate upon the earliest to occur of (i) the expiration or termination of this Lease, (ii) the termination of Tenant's right to possession of the Premises, (iii) any assignment or subletting by Tenant, or (iv) the failure of Tenant to timely or properly exercise the Renewal Option.

      SECTION 35.5. NO COMMISSIONS. Landlord and Tenant acknowledge and agree that no real estate brokerage commission or finder's fee shall be payable by Landlord in connection with any exercise by Tenant of the Renewal Option herein contained.

      SECTION 35.6. TAXES. Tenant further agrees to pay, as Additional Rent for the Premises, all Taxes (as hereinafter defined) which accrue during the Renewal Term of this Lease, and are levied, assessed or become a lien imposed upon the Premises or any part thereof. Such Additional Rent shall be payable notwithstanding the fact that the amount of such Taxes may not be ascertainable or due and payable until after the expiration of the Renewal Term of this Lease. Tenant shall be responsible for all increases in Taxes based upon Tenant's occupancy of the Premises. After the expiration of the Renewal Term hereof, Tenant hereby agrees to reprorate Taxes. In the event of any increase in Taxes from the Taxes reflected on the proration made upon the expiration of the Renewal Term of this Lease, Tenant agrees to immediately pay to Landlord such sums as reflected by such reproration. Benefit may be taken by Tenant of the provisions of any statute or ordinance permitting any special assessment to be paid over a period of years; provided, however, that Tenant shall pay all installments of special assessments due during the Renewal Term hereof. Tenant shall, in addition to the foregoing pay any new Tax of a nature not presently in effect but which may hereafter be levied or assessed upon Landlord or upon the Premises or imposed as a lien upon the Premises, if such Tax shall be based upon or arise out of the ownership, use or operation of the Premises; provided, however, that for the purpose of computing Tenant's liability for such new type of Tax, the Premises shall be deemed the only property of Landlord. Tenant's obligations under this Section shall survive the expiration or termination of this Lease.

                                  ARTICLE XXXVI
                       RIGHT OF FIRST REFUSAL TO PURCHASE

      SECTION 36.1. RIGHT OF FIRST REFUSAL TO PURCHASE. Landlord agrees that if, at any time during the term of this Lease, Landlord receives an offer to purchase the Premises, Tenant shall have the first right and option to purchase the Premises on the following terms and conditions:

                  (a) The right granted to Tenant hereunder shall not apply to a transaction whereby (i) the Premises are being sole as part of a multiple property sale, (ii) Landlord determines to sell or transfer the Premises to a Landlord Successor or Landlord Affiliate (as such terms are hereinafter defined), (iii) Landlord obtains a bona fide first mortgage from an institutional lender not related to or affiliated with Landlord which mortgage is a so-called "Participating Mortgage" under which the lender has a right to participate in the profits or cash flow or both of the Premises, (iv) the Premises is sold in a transaction involving the simultaneous leaseback of the Premises by Landlord, or (v) the Premises is sold or otherwise transferred to an entity or venture in which Landlord, a Landlord Affiliate, or a Landlord Successor (1) owns a five percent (5%) or greater interest therein, (2) manages the Premises for the Landlord, and (3) is a general partner, managing member or similar position of control with others in the resulting entity. As used herein, the term "Landlord Successor" shall mean any entity (i) which results from a merger or consolidation with the original Landlord under this Lease or (ii) which acquires all or substantially all of the assets of the original Landlord under this lease for a legitimate business purpose; and the term "Landlord Affiliate" shall mean (i) CenterPoint Properties Trust or (ii) any entity which is controlled by, controls, or is under common control with (A) the original Landlord named in this Lease, or (B) a Landlord Successor. For purposes of the foregoing, the term "control" means the power to direct the management and policies of the subject entity, either directly or indirectly, whether through the ownership of voting securities or other beneficial interests or otherwise.

                  (b) If Landlord obtains a bona fide offer to purchase the Premises from any third party (except as set forth in Paragraph 36.1(a) above), Landlord shall submit such offer to Tenant and Tenant shall have the right, within twenty-one (21) days after receipt of the offer, to purchase the Premises on the same terms and conditions as set forth in the offer, except that any due diligence period or similar contingency set forth in any such bona fide offer shall not be a condition of any agreement between Landlord and Tenant. If Tenant does not give Landlord notice in writing within said twenty-one (21) -day period that Tenant intends' to exercise its rights hereunder, then Landlord shall be free to sell the Premises on the terms and conditions set forth in the offer submitted to Tenant and in such event (i) Tenant's rights hereunder shall terminate, and (ii) within five (5) days after the request of Landlord, Tenant shall acknowledge in writing that it has not exercised its right of first refusal; provided, however, that in the event such sale shall not close, then Tenant's rights hereunder shall be reinstated as to subsequent bona fide offers.

                                 ARTICLE XXXVII
                                 LANDLORD'S WORK

      SECTION 37.1. LANDLORD'S WORK.

                  (a) Landlord hereby agrees, at Landlord's sole cost and expense, to perform the work described in EXHIBIT "C", which is attached hereto and made a part hereof, to the Premises (hereinafter collectively referred to as "Landlord's Work"). All of Landlord's Work shall be completed in a good and workmanlike manner in compliance with all applicable codes and regulations.

                  (b) When Landlord's Work is "substantially complete" (as hereinafter defined), then Landlord shall so notify Tenant. It is acknowledged between the parties that the Premises shall be deemed substantially complete at such time as Landlord has substantially completed Landlord's Work, notwithstanding Landlord may not have completed any extra work requested by Tenant. Upon such notification, Tenant shall promptly (and not later than two (2) business days after the date of Landlord's said notice) inspect the Premises and furnish to Landlord a written statement that, with the exception of certain specified and enumerated items (hereinafter referred to as the "Punch List"), the Premises are substantially complete. At the request of Landlord, from time to time thereafter, Tenant shall, upon completion of items previously listed on a Punch List, promptly furnish to Landlord a revised Punch List acknowledging completion of said item. Landlord hereby agrees to use reasonable efforts to complete all Punch List items within thirty (30) days of the date the Premises is substantially complete, subject to extension due to delays caused by Tenant, its agents or employees or customary "force majeure" conditions. Provided Punch List items do not materially impair Tenant's use or occupancy of the Premises, then, in such event, the date on which the Premises are substantially complete is referred to herein as the "Completion Date"; provided, however, to the extent the Completion Date has not occurred as of the date reasonably anticipated by Landlord as the Completion Date ("Anticipated Date") due to delays caused by Tenant, the Completion Date shall be deemed to have occurred on the Anticipated Date. Tenant shall absolutely take possession of the Premises on the Commencement Date.

                  (c) In addition, Landlord shall fill all cracks, seal coat and restripe the parking lot upon the Completion Date, subject to delays caused by weather conditions and acts of God, but in no event later than June 30, 2000.

                  (d) Tenant may propose one or more changes to the Plans for Landlord's Work ("Plans Revisions") to Landlord any time before the Completion Date, subject to the approval of Landlord and the Village of Mundelein. As promptly as reasonably practicable after the receipt and approval thereof, Landlord shall provide Tenant with a written estimate of the Tenant Delay in the Completion Date and the amount of the additional cost to complete the Landlord's Work which will result from such Plans Revisions (whether hard costs or soft costs), which costs shall be: (i) the cost of all materials, supplies and labor used or supplied in making the proposed change, including general conditions and any contractor's fees (which general conditions and contractor's fees shall be fifteen percent (15%) of such costs); (ii) any architect and engineer fees; (iii) soft costs; (iv) interest and carrying charges; and (v) fees and expenses of architects, engineers and other third party consultants in connection with review or approval of the Plans Revisions. If Tenant fails to approve any of the Plans Revisions and associated estimate within five (5) days after delivery of the same, Tenant shall be deemed to have abandoned its request for such changes, and the Landlord's Work shall be constructed in accordance with the then existing plans. If Tenant approves the Plans Revisions and associated estimate within said five (5)-day period by signing and returning a copy of Landlord's estimate, Landlord shall cause the Landlord's Work to be constructed in accordance with the Plans Revisions. Tenant shall pay Landlord the amount of such additional costs within five (5) days after Landlord submits to Tenant a bill for such additional costs prior to the time Landlord commences to make any changes. In no event shall Landlord have any obligation to commence any work relating to such changes until Landlord has been paid the cost of the estimate in full and in the event that the additional costs are not paid within said five (5) day period, Tenant shall be deemed to have abandoned its request for such changes and the Landlord's Work shall be constructed in accordance with the then existing plans. Unless requested in writing by Tenant to the contrary, Landlord shall continue with construction of the Landlord's Work according to the then existing plans during the pendency of any proposed Plans Revisions until such change and cost estimate are approved by Landlord and Tenant as provided above. Any halt in construction requested in writing by Tenant shall constitute a Tenant Delay hereunder. If Tenant requests a Plans Revisions pursuant to this
      Section 37.1(d), and Tenant does not ultimately approve of the resulting Plans Revisions or cost estimates, Tenant shall promptly reimburse Landlord, as Additional Rent, for any reasonable costs and expenses resulting from such requested changes incurred by Landlord.

      IN WITNESS WHEREOF, the parties have executed this Lease as of the date set forth above.

LANDLORD:                             CENTERPOINT PROPERTIES TRUST, a
                                       Maryland real estate investment trust

                                      By:   /s/ Paul T. Ahern


                                            ------------------------------------
                                            Its:   CHIEF INVESTMENT OFFICER

                                      By:   /s/ Brian M. Sheehan
                                            ------------------------------------
                                            Its: Assistant Vice President
                                                 Controller

TENANT:                               EAGLE TEST SYSTEMS, INC., an Illinois
                                       corporation

                       11/11/99       By:   /s/ L.A. Foxman
                                            ------------------------------------
                                            Its: President

      IN WITNESS WHEREOF, the Tenant executed and delivered this document as of the day and year first above written.

TENANT:                               EAGLE TEST SYSTEMS, INC.

                       11/11/99       By:   /s/ L.A. Foxman
                                            ------------------------------------
                                            Its: President

STATE OF Illinois     )
                      ) ss.
COUNTY OF Cook        )

      I, Miriam F. Becerra, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY THAT L. F. Fox, personally known to me to be the President of Eagle Test Systems, Inc., and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such he signed and delivered the said instrument pursuant to proper authority given by said company as his free and voluntary act, and as the free and voluntary act and deed of said company for the uses and purposes therein set forth.

      Given under my hand and notarial seal this 11 day of November, 1999.

       OFFICIAL SEAL
     MIRIAM F. BECERRA
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES: 11/17/00

                                            /s/ Miriam F. Becerra
                                            ------------------------------------
                                            Notary Public

My Commission expires:

             11/17/00